CREDIT AGREEMENT
                                      among
                            TELEREUNION S.A. de C.V.,
                    TELEREUNION INTERNATIONAL, S.A. de C.V.,
                          TELSCAPE INTERNATIONAL, INC.,
                                       and
                        THE OTHER BORROWERS PARTY HERETO
                                       and
                          THE ADDITIONAL BORROWERS FROM
                           TIME TO TIME A PARTY HERETO
                           collectively, as Borrowers
                                       and
                            THE LENDERS PARTY HERETO,
                                       and
                      GENERAL ELECTRIC CAPITAL CORPORATION,
                       as Administrative Agent and Lender


                         Dated as of September 29, 2000

          CREDIT AGREEMENT, dated as of September 29, 2000, among TELEREUNION S.A. de C.V., a Mexican corporation ("Telereunion"), TELEREUNION INTERNATIONAL, S.A. de C.V., a Mexican corporation ("Telereunion International"), TELSCAPE INTERNATIONAL, INC., a Texas corporation ("Holdings") and the other Borrowers listed on Schedule 1.0 hereto and the Additional Borrowers from time to time party hereto (jointly and severally with Telereunion, Telereunion International and Holdings, the "Borrowers and each a "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its capacity as Administrative Agent (the "Administrative Agent") and Lender, as well as the several lending institutions that from time to time are party to this Agreement (collectively the "Lenders" and individually, a "Lender").

                                   WITNESSETH:

          WHEREAS, the Borrowers have requested that the Lenders enter into certain financing arrangements with the Borrowers pursuant to which the Lenders may make loans and provide other financial accommodations to the Borrowers;

          WHEREAS, the Lenders are willing to make such loans and provide such financial accommodations on the terms and conditions set forth herein;

          WHEREAS, the Administrative Agent is willing to administer such loans on behalf of the Lenders and in accordance with the terms and conditions set forth herein;

          WHEREAS, Pointe Communications Corporation. ("PCom"), a Nevada corporation, has become a subsidiary of Holdings pursuant to a merger on June 2, 2000; and

          WHEREAS, the Borrower presently is party to a financing facility with Lucent Technologies Inc., which facility it would like to retire entirely with the proceeds of the facility subject of this Agreement.

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                  INTERPRETATION OF THIS AGREEMENT; DEFINITIONS
                  ---------------------------------------------

     Section  1.1   Defined  Terms.  As  used  in  this Agreement, the following
                    --------------
terms  shall  have  the  following  meanings:

          "ABR":  for  any  day,  the  greater  of:
           ---

          the floating commercial loan rate announced from time to time by Bank of America, N.A., as its prime rate, or equivalent, for United States dollar loans made in the United States, in effect on such day, with any change in the ABR resulting from a change in such announced rate to be effective on the day of the relevant change, plus the relevant Applicable Margin; and

          the sum of (i) the Federal Funds Effective Rate plus (ii) 1/2 of 1% (0.50%).

          "ABR  Loans":  Loans the rate of interest applicable to which is based
           ----------
upon  the  ABR.

          "Accession  Agreement":  the  Accession Agreement substantially in the
           --------------------
form  of  Exhibit  N.
          ----------

          "Account  Control  Agreement":  the  Account  Control  Agreement
           ---------------------------
substantially  in  the  form  of  Exhibit  T,  with  such changes therein as the
                                  ----------
Administrative  Agent  shall  approve.

          "Accountants":  Any  internationally  recognized  firm  of independent
           -----------
certified public accountants selected by the Borrowers and acceptable to the Administrative Agent in its reasonable discretion.

          "Acknowledgement  of  Concession  Commencement":  a  letter  from  the
           ---------------------------------------------
Cofetel in form and substance satisfactory to the Administrative Agent, in its sole discretion, acknowledging that Telereunion has commenced exploitation of the Concession.

          "Acknowledgment  of  Indebtedness":  as  defined  in  Section  4.2(f).
           --------------------------------

          "Additional Approved Cities":  Chicago (Illinois), Dallas (Texas), New
           --------------------------
York  City  (New  York),  San Francisco (California) and San Juan (Puerto Rico).

          "Additional  Borrowers":  each  Borrower  party  to  an  Accession
           ---------------------
Agreement.

          "Administrative  Agent":  GE  Capital, as the Administrative Agent for
           ---------------------
the Lenders under this Agreement and the other Loan Documents, and any successor thereto pursuant to Section 10.9.

          "Affiliate":  as  to  any  Person,  any  other  Person who directly or
           ---------
indirectly Controls, is under common Control with, or is Controlled by such Person; provided that, in any event: (a) any Person who owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership or other ownership interests of any other such Person (other than as a limited partner of such other Person) will be deemed an Affiliate of such corporation or other Person; and (b) each director and officer of a Loan Party shall be deemed to be an Affiliate of the other Loan Parties.

          "Agents":  the  Administrative  Agent  and  the  Collateral  Agents.
           ------

          "Agreement":  this  Credit  Agreement,  as  amended,  supplemented  or
           ---------
otherwise  modified  from  time  to  time.

          "Approved  Build-Out  Plan":  the  original  PCom business plan titled
           -------------------------
"Pointecom-Telscape 5 Year -- Combined v4.xls" provided to the Lender in May 2000, with such changes as may be required thereto to reflect, in connection with infrastructure build-out in all the Additional Approved Cities, a need for obtaining aggregate additional financing (exclusively for application to such infrastructure build-out) after the Closing Date in the form of (i) equity contributions in an aggregate amount of at least $9,000,000 and (ii) additional financing (in the form of equity contributions or Indebtedness expressly permitted under this Agreement) in an aggregate amount, including without duplication of any equity financing required pursuant to clause (i) above, of at least $21,000,000, in each case as such business plan may from time to time be modified or superseded subject to the Administrative Agent's written consent.

          "Assignee":  as  defined  in  Section  11.6(c).
           --------

          "Assignment  and  Acceptance":  an  assignment  and acceptance entered
           ---------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.6(c)), and accepted by the Administrative Agent, in the form of Exhibit F or any other form approved by the Administrative Agent.
          ----------

          "Bankruptcy Code":  the Ley de Concursos Mercantiles and any successor
           ---------------
statute thereto with respect to Mexico and otherwise any insolvency, reorganization, moratorium or similar law for the general relief of debtors in any relevant jurisdiction and, in each case, the rules and regulations issued thereunder, as in effect from time to time.

          "Benefited  Lender":  as  defined  in  Section  11.7(a).
           -----------------

          "Blocked  Account  Agreement":  the  Blocked  Account  Agreement
           ---------------------------
substantially  in  the  form  of  Exhibit  O,  with  such changes therein as the
                                  ----------
Administrative  Agent  shall  approve.

          "Board  of  Governors":  the Board of Governors of the Federal Reserve
           --------------------
System and any Governmental Authority which succeeds to the powers and functions thereof.

          "Borrowers":  as  defined  in  the  Preamble  to  this  Agreement.
           ---------

          "Borrowing  Date":  shall mean with respect to any Loan, the date that
           ---------------
the amount of such Loan is made available to the applicable Borrowers pursuant to Section 2.2.

          "Business  Day":  a  day other than a Saturday, Sunday or other day on
           -------------
which commercial banks in New York City or Mexico, D.F., Mexico are authorized or required by law to close.

          "California  Landlord's  Waiver  Agreements":  the  Landlord's  Waiver
           ------------------------------------------
Agreement  (Mountain  View)  and  the  Landlord's  Waiver Agreement (Sunnyvale).

          "Capital  Expenditures":  as  to  any  Person  for  any  period,  the
           ---------------------
aggregate amount incurred by such Person and its Subsidiaries for the rental, lease, purchase (including by way of the acquisition of securities of a Person), construction or use of any property during such period, the value or cost of which, in accordance with GAAP, would appear on such Person's consolidated balance sheet in the category of property, plant or equipment at the end of such period, excluding: any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds or condemnation awards relating to any such damage, loss, destruction or condemnation.

          "Capital  Stock":  any  and  all  shares,  interests,  participations,
           --------------
social parts or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash  Equivalents":  (a)  securities  issued  or  directly  and fully
           -----------------
guaranteed or insured by the United States Government, or any agency or instrumentality thereof, having maturities of not more than one year from the date of acquisition; (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality or agency thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof having a credit rating of "A" or better from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof of any Lender, or of any U.S. domestic commercial bank the long-term debt of which is rated at the time of acquisition thereof at least A or the equivalent thereof by Standard & Poor's Ratings Group or A or the equivalent thereof by Moody's
Investors Service, Inc., and having capital and surplus in excess of $500,000,000; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any bank meeting the qualifications specified in clause
(c) above; (e) commercial paper rated at the time of acquisition thereof at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or P-2 or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in either case maturing within 270 days after the date of acquisition thereof; (f) interests in any investment company which invests solely in instruments of the type specified in clauses (a) through (e) above; and (g) other investment installments approved in writing by the Required Lenders and offered by any Lender or by any financial institution which has a combined capital and surplus of not less than $500,000,000.

          "CFE":  Comision  Federal  de  Electricidad,  a  Mexican  federal
           ---
governmental  agency.

          "CFE  Consent":  evidence  satisfactory to the Administrative Agent in
           ------------
its reasonable discretion of the consent by CFE to the grant of a security interest to the Mexican Collateral Agent pursuant to the Mexican Telecommunications Mortgage on the rights of Telereunion derived from the lease agreement executed by and between Telereunion and CFE.

          "Change  in  Control":  (a)  with  respect  to any Borrower other than
           -------------------
Interlink and Holdings, the acquisition by any Person or Persons (other than the Borrowers) in the aggregate of more than five (5%) percent of the Capital Stock of such Borrower or of the Capital Stock of such Borrower having the ordinary voting power to elect the Board of Directors or the governing body of such Borrower, (b) with respect to Interlink, the acquisition by another Person of Capital Stock owned beneficially or of record by a Borrower, and (c) with respect to Holdings, the acquisition by another Person or Persons in the aggregate of either (i) twenty-five (25%) percent of such Capital Stock or (ii) such lesser amount of such Capital Stock which would result in a change of Control or upon the occurrence of specified events would result in a change in Control and, in any case, the entering into of contractual or other arrangements which would have the effect of a change of Control in any Borrower, except as permitted pursuant to Section 6.8.

          "Closing  Date":  the date on which the conditions precedent set forth
           -------------
in Section 4.1 and 4.2 shall be satisfied or waived and the Initial Loans shall be made.

          "Code":  the  Internal  Revenue  Code of 1986, as amended from time to
           ----
time.

          "Cofetel":  Comision  Federal de Telecomunicaciones, a Mexican federal
           -------
governmental  agency.

          "Collateral":  all  assets  of  the  Loan  Parties,  now  owned  or
           ----------
hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Assignment of Lease":  each Collateral Assignment of Lease
           ------------------------------
substantially  in  the  form  of  Exhibit  L.
                                  -----------

          "Collateral  Agency Agreement":  the Collateral Agency Agreement which
           ----------------------------
appoints the U.S. Collateral Agent and the Mexican Collateral Agent, substantially in the form of Exhibit H.
                                  -----------

          "Collateral  Agents":  collectively, the U.S. Collateral Agent and the
           ------------------
Mexican Collateral Agent and any other person designated to act in the capacity as a collateral agent pursuant to the terms of Section 5.10(a).

          "Commitment":  with respect to any Lender, that Lender's commitment to
           ----------
make Loans to the Borrowers in an amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1, as such amount may be reduced from time to time pursuant to this Agreement; collectively with all Lenders, "Commitments". The aggregate amount of the Lenders' Commitment is $60,000,000.

          "Commitment Percentage":  as to any Lender at any time, the percentage
           ---------------------
which (a) the sum of (i) such Lender's then unused Commitment plus (ii) the principal amount of such Lender's Loans then outstanding constitutes of (b) the sum of (x) the aggregate unused Commitments of all Lenders plus (y) the aggregate principal amount of all Loans of all Lenders then outstanding.

          "Commitment  Period":  the  period  from  the  Closing  Date  to  the
           ------------------
Commitment Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

          "Commitment  Termination  Date":  the  date  which  is  the  first
           -----------------------------
anniversary  of  the  Closing  Date.

          "Commonly Controlled Entity":  an entity, whether or not incorporated,
           --------------------------
which  is  under common Control with each of the Borrowers within the meaning of
Section 4001 of ERISA or is part of a group which includes the Borrowers and which is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of determining liabilities under Section 412 of the Code, which is treated as a single employer under Section
414(b),  (c),  (m)  or  (o)  of  the  Code.

          "Concession":  the concession to install, operate and exploit a public
           ----------
telecommunications network in the Federal District and the States of Guanajuato, Jalisco, Mexico, Nuevo Leon, Puebla, Tamaulipas and Veracruz, granted to Telereunion by the Government of Mexico through the SCT, as evidenced by the Concession Title (Titulo de Concesion), dated June 3, 1998 issued by the SCT.

          "Consent  and Agreement":  each Consent and Agreement substantially in
           ----------------------
the  form  of  Exhibit  S,  with  such changes as the Administrative Agent shall
               ----------
approve.

          "Consolidated  Debt  Service  Obligations":  as of the last day of any
           ----------------------------------------
quarter of Holdings and its Subsidiaries, the sum of (a) Consolidated Interest Expense for the prior four consecutive quarters of Holdings and its Subsidiaries, plus (b) scheduled principal payments in respect of Indebtedness of Holdings and its Subsidiaries for prior four consecutive quarters of Holdings.

          "Consolidated  EBITDA":  for  any  period, the Consolidated Net Income
           --------------------
for such period, plus, to the extent deducted in determining such Consolidated Net Income (without duplication), (a) Consolidated Interest Expense, (b) all federal, state, local and foreign income and corporate withholding taxes, (c) depreciation and amortization (including amortization of debt discount and deferred financing costs), (d) other non-cash charges, and (e) any extraordinary and unusual losses, and, minus, to the extent added in determining such Consolidated Net Income, (i) any non-cash income or non-cash gains and (ii) any extraordinary and unusual gains, all as determined, to the extent applicable, on a consolidated basis in accordance with GAAP.

          "Consolidated  Funded  Debt":  at  any  date of determination, the sum
           --------------------------
(without duplication) of all Funded Debt of Holdings and its Subsidiaries at such date of determination that would be included in the liabilities on a consolidated balance sheet of Holdings and its Subsidiaries as at such date, prepared in accordance with GAAP.

          "Consolidated  Interest  Expense":  for  any  period, the net interest
           -------------------------------
expense of Holdings and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income":  for any period, the net income of Holdings
           -----------------------
and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated  Revenue":  for  any period, the revenue of Holdings and
           ---------------------
its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated  Total  Debt":  at  any  date  of determination, the sum
           -------------------------
(without duplication) of all Indebtedness of Holdings and its Subsidiaries at such date of determination that would be included in the liabilities on a consolidated balance sheet of Holdings and its Subsidiaries as at such date, prepared in accordance with GAAP.

          "Consolidated  Total  Equity":  as  of  any  date,  the  sum  of  the
           ---------------------------
consolidated paid-in capital, and including irrevocable capital contributions, any preferred stock and accumulated retained earnings of Holdings and its Subsidiaries as of such date, all as determined in accordance with GAAP.

          "Contractual  Obligation":  as  to  any  Person,  any provision of any
           -----------------------
security issued by such Person or of any agreement, instrument, or other material undertaking to which such Person is a party or by which it or any of its property is bound.

          "Control":  the possession, directly or indirectly, of power to direct
           -------
(or cause the direction of) management or policies of another Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). "Controlled by" and "under common Control with" have meanings correlative thereto.

          "Cooperation  and  Fee  Letter":  the  letter  agreement  among  the
           -----------------------------
Borrowers  and  GE  Capital  dated  the  date  hereof.

          "Corporate  Parts  Pledge  Agreement":  the  Corporate  Parts  Pledge
           -----------------------------------
Agreement, dated the date hereof, executed by each of the Corporate Parts Pledgors, in favor of the Mexican Collateral Agent for the benefit of the Lenders, substantially in the form of Exhibit T.

          "Corporate  Parts  Pledgors":  Telereunion  and  Holdings.
           --------------------------

          "Default":  any  of the events specified in Article IX, whether or not
           -------
any requirement for the giving of notice, the lapse of time, or both, or any other condition that would be necessary in order to constitute such event as an Event of Default, has occurred or been satisfied.

          "Dollar" or "$":  the lawful currency of the United States of America.
           ------      -

          "Drawdown  Certificate":  a  request  by the Borrowers for a Borrowing
           ---------------------
and executed by the relevant Borrower(s) using the proceeds of such Borrowing pursuant to Section 2.6, substantially in the form of Exhibit D.
                                                               ----------

          "EBITDA":  net  earnings,  plus  to the extent deducted in determining
           ------
net earnings, (a) interest expense, (b) all income and withholding taxes, (c) depreciation and amortization (including amortization of debt discount and deferred financing costs), (d) other non-cash charges, and (e) any extraordinary and unusual costs, and minus, to the extent added in determining such net income, (i) any non-cash income or non-cash gains and (ii) any extraordinary and unusual gains, all as determined, to the extent applicable, on a consolidated basis in accordance with GAAP.

          "Endorsement":  each  Endorsement  to the U.S. Collateral Agent of the
           -----------
loss payable clause under any insurance policy substantially in the form of Exhibit K.
----------

          "Environmental Laws":  any and all Federal, state, local, municipal or
           ------------------
foreign laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority having the force of law or other
Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning the protection of the environment or the protection of human health as it relates to the protection of the environment, as now or at any time hereafter in effect.

          "Environmental  Permits":  all  permits,  licenses,  registrations,
           ----------------------
notifications, exemptions, and other authorizations required by or from any Governmental Authority under Environmental Laws.

          "Equipment":  as  defined  in  the  Supply  Contracts.
           ---------

          "ERISA":  the  Employee  Retirement  Income  Security  Act of 1974, as
           -----
amended  from  time  to  time.

          "Eurodollar Loans":  Loans the rate of interest applicable to which is
           ----------------
based  upon LIBOR,  regardless  of  how  the  Loans  are  actually  funded.

          "Event  of  Default":  any  of  the  events  specified  in Article IX,
           ------------------
provided that all requirements for the giving of notice, the lapse of time, or both, and any other conditions, have been satisfied.

          "Excess  Cash  Flow":  for  any  period,  for  all  Borrowers  on  a
           ------------------
consolidated  basis,  the  result  (without  duplication)  of:

          (a) Consolidated EBITDA; minus

          (b) Capital Expenditures for such period; minus

          (c) the aggregate amount of all scheduled and paid repayments and voluntary and mandatory prepayments of Indebtedness of the Borrowers and their subsidiaries for borrowed money (excluding (i) payments on revolving credit facilities if such amounts remain available to be reborrowed, (ii) mandatory prepayment of the Loans, and (iii) repayments and prepayments of Indebtedness pursuant to refinancings); minus

          (d) income tax payments accrued or paid for such period; minus

          (e) equity investments in Telecommunications companies in an amount not to exceed $10,000,000 per annum.

          "Excess  Withholding  Taxes":  any  withholding  taxes, or any portion
           --------------------------
thereof, which would not have been imposed but for (a) failure by the Administrative Agent or any Lender (i) to provide to Borrowers upon their request, and if and when required under applicable law, a letter specifying that the Lenders are the effective beneficiary of the interest payments hereunder and under the Promissory Note(s), as set forth in the "Resolution that Establishes General Rules and Other Provisions of a Tax Nature for 2000" (Resolucion que Establece Reglas Generales y Otras Disposiciones de Caracter Fiscal para el ano de 2000) or any equivalent general rules in effect thereafter while this Agreement shall remain in full force and effect, (ii) following a reasonable written request of Borrowers, to complete and file with the appropriate Governmental Authority, or to provide to Borrowers such forms, certificates, information, applications or declarations prescribed by any such law, rule or regulation enacted or issued by Mexico or any political subdivision thereof or authority therein, or a double taxation treaty to which Mexico is a party that are a precondition for a reduction of or exemption from such Taxes to which any Lender is entitled (provided, that neither Administrative Agent nor such Lender shall be under any obligation to provide any information to Borrowers which it deems, in Administrative Agent's and the Lender's judgment, to be confidential or legally or commercially prejudicial to Administrative Agent or the Lender), or (iii) to use its reasonable commercial efforts to maintain its status as a Registered Entity; provided, that for the purposes of this clause (iii), if such Administrative Agent or Lender is prohibited by law (or by any other reason) from maintaining its status as a Registered Entity, it will use its best efforts to minimize or avoid the effects of such a result by designating a different lending office or transferring the Loans to any other office or affiliates of such Lender if such designation or transfer would avoid such a result and would not, in the sole opinion of such Lender, be otherwise disadvantageous to such Lender, or (b) the participation or assignment of the Loans or any portion thereof to an entity which is not a Mexican bank or a Registered Entity at the time of such participation or assignment or which subsequently fails to comply with the provisions of clauses (a)(i) through (a)(iii) above as applicable to any Lender.

          "Excluded  Taxes":  (i)  net income taxes, franchise taxes and capital
           ---------------
taxes imposed on the Administrative Agent or any Lender (or Transferee) as a result of any future, present or former connection between the Administrative Agent or such Lender (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender (or Transferee) having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note or any other Loan Document); and (ii) in the case of Administrative Agent and each Lender, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which Administrative Agent and each Lender is organized or maintains its lending office with respect to the Loans.

          "Federal  Funds Effective Rate":  for any day, the weighted average of
           -----------------------------
the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of nationally recognized standing selected by it.

          "Financing  Lease":  any  lease  of  property,  real  or personal, the
           ----------------
obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Financing  Lease  Obligations":  as to any Person, the obligations of
           -----------------------------
such Person to pay rent or other amounts under any Financing Lease; the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Five-year  Projections":  as  defined  in  4.1(k).
           ----------------------

          "Fixed  Charges":  with  respect  to any Person for any fiscal period,
           --------------
(a) the aggregate of all Interest Expense paid or accrued during such period, plus (b) scheduled payments of principal with respect to Indebtedness during such period, plus (c) Capital Expenditures during such period, plus (d) cash payments of income taxes.

          "Funded  Debt":  with  respect  to  any  Person,  all Indebtedness for
           ------------
borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Financing Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrowers, the Obligations and, without duplication, any Guarantee Obligation.

          "GAAP":  generally accepted accounting principles in the United States
           ----
of  America  in  effect  from  time  to  time.

          "GE  Capital":  General  Electric  Capital  Corporation,  a  New  York
           -----------
corporation.

          "Governmental  Authority":  any  nation  or  government,  any state or
           -----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation":  as to any Person (the "Guaranteeing Person"),
           --------------------
any obligation of (a) the Guaranteeing Person or (b) another Person (including, without limitation, any bank under any letter of credit) pursuant to which the Guaranteeing Person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (the "Primary Obligations") of any other third Person (the "Primary Obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the Guaranteeing Person, whether or not contingent, (i) to purchase any such Primary Obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such Primary Obligation or (B) to maintain working capital or equity capital of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation or (iv) otherwise to assure or hold harmless the owner of any such Primary Obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall
                     --------- -------
not include endorsements of instruments for deposit or collection in the ordinary course of business or normal and customary indemnification pursuant to any transaction heretofore or hereafter entered into by the Borrowers, or any of the Borrowers' Subsidiaries in the ordinary course of business permitted hereunder, or in connection with any purchase or sale of assets permitted hereunder. The amount of any Guarantee Obligation of any Guaranteeing Person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the Primary Obligation in respect of which such Guarantee Obligation is made and (y) the maximum amount for which such Guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such Primary Obligation and the maximum amount for which such Guaranteeing Person may be liable with respect thereto are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such Guaranteeing Person's maximum reasonably anticipated liability in respect thereof as determined by the Borrowers in good faith.

          "Guaranteeing  Person":  as  defined  in  the definition of "Guarantee
           --------------------
Obligation"  contained  in  this  Section  1.1.

          "Hacienda":  means  the  Secretaria  de  Hacienda y Credito P blico, a
           --------
Mexican  federal  agency.

          "Hazardous  Materials":  any  petroleum  (including  crude  oil or any
           --------------------
fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos and asbestos-containing materials, pollutants, contaminants, and all other materials and substances including but not limited to radioactive materials regulated pursuant to any Environmental Laws or the handling or disposal of which could result in liability under any Environmental Law.

          "Holdings":  as  defined  in  the  Preamble  to  this  Agreement.
           --------

          "Indefeasibly Paid":  means, with respect to the making of any payment
           -----------------
on any Obligation, a payment of such Obligation in full that is not subject to avoidance under Section 547 of the U.S. Bankruptcy Code or any similar law or equitable principle.

          "Increased  Amounts":  as  defined  in  Section  2.15(a).
           ------------------

          "Indebtedness":  of  any  Person at any date, without duplication, (a)
           ------------
all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business payable in accordance with customary practices and not more than 90 days past due, unless being contested in good faith by appropriate proceedings, and compensation, pension obligations and other obligations arising from employee benefits and employee arrangements), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all Financing Lease Obligations of such Person, (d) all obligations of such Person under Interest Rate Protection Agreements, (e) all obligations of such Person in respect of letters of credit (whether or not drawn), acceptances and similar obligations issued or created for the account of such Person, (f) all Guarantee Obligations of such Person and (g) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (the amount of such indebtedness with respect to such Person being deemed to be the lesser of the fair market value of such property or the amount of indebtedness of others so secured).

          "Indemnified  Liabilities":  as  defined  in  Section  11.5.
            -----------------------

          "Initial Loan":  the first Loan made under the Commitments pursuant to
           ------------
the  terms  of  this  Agreement.

          "Insolvency":  with  respect  to any Multiemployer Plan, the condition
           ----------
that  such  Plan  is  insolvent  within  the  meaning  of Section 4245 of ERISA.

          "Insolvent":  pertaining  to  a  condition  of  Insolvency.
           ---------

          "Intellectual  Property":  as  defined  in  Section  3.9.
           ----------------------

          "Interest  Expense":  shall  mean,  with respect to any Person for any
           -----------------
fiscal period, interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP for the relevant period ended on such date, including, in any event, interest expense with respect to any Funded Debt of such Person and interest expense for the relevant period that has been capitalized on the balance sheet of such Person.

          "Interest  Payment  Date":  (a) with respect to any ABR Loan, the last
           -----------------------
day of each quarter and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to such Eurodollar Loan and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period.

          "Interest  Period":  (a)  with  respect  to  an  ABR  Loan, the period
           ----------------
commencing with the incurrence of such ABR Loan (or conversion from an Eurodollar Loan) and ending on the next succeeding Interest Payment Date and, thereafter, from the last day of the immediately preceding Interest Period applying to such ABR Loan and ending on the next succeeding Interest Payment Date and, (b) with respect to an Eurodollar Loan, initially, the period commencing on the Borrowing Date and ending on the numerically corresponding day in the calendar month that is six (6) months after such Borrowing Date, and thereafter, each period commencing on the last day of the immediately preceding Interest Period and ending six (6) months thereafter, provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

          (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period that would otherwise extend beyond the Maturity Date or beyond the date final payment is otherwise due on the Loans shall end on the Maturity Date or such date final payment is due;

          (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

          (iv) if an Interest Period shall be a period other than one of equal length to that of the Interest Period which is concluding, the Borrowers shall issue and deliver to the Administrative Agent a new Note as required pursuant to the provisions of Section 2.5 and, if such new Note or Notes is not provided to the Administrative Agent, the Interest Period shall be deemed to be equal to six months.

          "Interest Rate Protection Agreements": as to any Person, all  interest
           -----------------------------------
     rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "Interlink":  Interlink  Communications,  Inc., a Delaware corporation
           ---------
and  a  U.S.  Borrower.

          "Investment":  as  defined  in  Section  6.3.
           ----------

          "Landlord  Consent":  each  Landlord Consent substantially in the form
           -----------------
of  Exhibit  M  or  in  such  other  form  as  is  mutually  acceptable  to  the
    ----------
Administrative  Agent  and  the  Borrowers.

          "Landlord's  Waiver Agreement (Mountain View)":  the Landlord's Waiver
           --------------------------------------------
Agreement  substantially  in  the  form  of  Exhibit  P.
                                             -----------

          "Lenders":  as  defined  in  the  Preamble  to  the  Agreement.
           -------

          "LIBOR":  with  respect  to  any  Interest  Period  pertaining  to  a
           -----
Eurodollar  Loan,  the  rate  per annum (expressed as a decimal) for deposits in
                              ---------
Dollars equal or approximately equal to the principal amount of such Eurodollar Loan and for a period equal or comparable to such Interest Period which (a) appears on the Bridge Telerate Page 3750 (or such other page as may replace such Telerate Page 3750 for the purpose of displaying London interbank offered rates for Dollar deposits), as of approximately 11:00 A.M. London time on the date two
(2) London business days prior to the first day of such Interest Period or (b) in the event that the Bridge Telerate Service or Telerate Page 3750 (or any replacement page therefor) shall be unavailable on any such date, the rate per annum at which such deposits in Dollars are offered on such date by Bank of America, N.A. to prime banks in the London interbank market at 11:00 A.M. London time on the date two (2) London business days prior to the first day of such Interest Period.

          "Lien":  any mortgage, pledge, hypothecation, assignment for security,
           ----
deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "Loan  Documents":  collectively,  this  Agreement, any Note or Notes,
           ---------------
the Mexican Security Documents, the U.S. Security Documents, the Cooperation and Fee Letter, the Accession Agreement, and any other material agreement or material document entered into by any Loan Party in connection herewith.

          "Loan  Participants":  as  defined  in  Section  11.6(b).
           ------------------

          "Loan  Parties":  each  of  the  Borrowers  and  each  other direct or
           -------------
indirect  subsidiary  of  each  of  the  Borrowers  which  is  a party to a Loan
Document.

          "Loans":  as  defined  in  Section  2.1(a).
           -----

          "Lucent":  Lucent  Technologies  Inc.,  a  Delaware  corporation.
           ------

          "Lucent  Collateral":  any  and  all  collateral securing indebtedness
           ------------------
created  under  the  Lucent  Credit  Agreement.

          "Lucent Credit Agreement":  the Credit Agreement dated August 27, 1999
           -----------------------
among  certain  Borrowers,  Lucent  and  the  lenders  party  thereto.

          "Material  Adverse  Effect":  a  material  adverse  effect  on (a) the
           -------------------------
business, operations, property, assets, prospects, or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or of Telereunion or Telereunion International individually, (b) the ability of the Borrowers or any other Loan Party to perform in a timely manner their respective material Obligations under any of the Loan Documents, (c) the validity or enforceability of this Agreement or any of the other Loan Documents, (d) the rights or remedies of the Collateral Agents (or any other collateral agent under the Mexican Security Documents and the U.S. Security Documents) or the Lenders under any of the Loan Documents or (e) the Liens, including the enforceability or validity thereof, provided to the Collateral Agents (or any other collateral agent under the Mexican Security Documents and the U.S. Security Documents) or any Lender under any of the Loan Documents.

          "Material Foreign  Subsidiary" shall mean, at any time, any Subsidiary
           ---------------------------
of Holdings which is organized under the laws of any country (or political subdivision of any country) other than the United States or Mexico and has at such time either (i) EBITDA for the preceding four fiscal quarter period in excess of $1,000,000 or (ii) total assets, as of the last day of the preceding fiscal quarter, having a net book value in excess of $3,000,000, in each case based upon the most recent annual or quarterly financial statements delivered to the Administrative Agent pursuant to Section 5.1.

          "Maturity  Date":  the  date  which  is  the  sixth anniversary of the
           --------------
Closing  Date.

          "Mexican  Borrower Obligations":  the unpaid principal of and interest
           -----------------------------
on the Loans to the Mexican Borrowers, the proceeds of any Loan to any U.S. Borrower which either (i) are received by a Mexican Borrower either directly or indirectly in the form of loans or capital contributions from such U.S. Borrower to pay invoices pursuant to the Supply Contracts or (ii) are used to pay the principal or interest on any loan under the Lucent Credit Agreement that was an obligation of a Mexican Borrower and all other obligations and liabilities of the Mexican Borrowers to the Administrative Agent, the Collateral Agents and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Mexican Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents, any cash management services agreement entered into by the Mexican Borrowers with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Mexican Borrowers pursuant to the terms of this Agreement, any other Loan Document or any such cash management services agreement entered into by the Mexican Borrowers with any Lender or any Affiliate of any Lender).

          "Mexican  Borrowers":  each  Borrower  incorporated  under the laws of
           ------------------
Mexico.

          "Mexican  Collateral  Agent":  GE  Capital  Bank, S.A., Institucion de
           --------------------------
Banca M ltiple, , a Mexican banking corporation, in its capacity as collateral agent for the Lenders under the Mexican Security Documents and any successor thereto.

          "Mexican  Industrial  Mortgage":  each floating mortgage on the assets
           -----------------------------
of the Mexican Borrower which is a party thereto, substantially in the form of Exhibit B-2.
------------

          "Mexican  Landowner Consents":  each Landowner Consent with respect to
           ---------------------------
the consent to the collateral assignment of certain real property interests in connection with the Network.

          "Mexican  Mortgages":  the Mexican Telecommunications Mortgage and the
           ------------------
Mexican  Industrial  Mortgage.

          "Mexican  Security  Documents":  collectively,  the Mexican Mortgages,
           ----------------------------
the Stock Pledge Agreement, the Corporate Parts Pledge Agreement, the CFE Consent, the SCT Authorizations, the Mexican Landowner Consents and each other agreement or document granting a security interest in any property in Mexico for the benefit of the Lenders.

          "Mexican  Telecommunications  Mortgage":  the floating mortgage on the
           -------------------------------------
Concession, the Network and other tangible and intangible assets of Telereunion pursuant to Articles 92 and 93 of the Ley de Vias Generales de Comunicacion as subrogated and amended to be substantially in the form of Exhibit B-1.
                                                                    -----------

          "Mortgages":  collectively,  each  Mexican  Mortgage  and  each  U.S.
           ---------
Mortgage,  if  any.

          "MSN":  M.S.  Noticias  y  Telecomunicaciones, S.A. de C.V., a Mexican
           ---
corporation  and  a  Mexican  Borrower.

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
in  Section  4001(a)(3)  of  ERISA.

          "Network":  the telecommunications network to be built and operated by
           -------
the Borrowers in order to provide telecommunications services pursuant to the Concession.

          "New  Equity":  Additional  funds  (over and above those referenced in
           -----------
Section 4.1(v)) contributed to Holdings through the sale by Holdings of equity securities.

          "New  Lending  Office":  as  defined  in  Section  2.15(c)(i)(A).
           --------------------

          "New  Note  Circumstance":  as  defined  in  Section  2.5(c).
           -----------------------

          "Net  Proceeds":  with  respect  to  any  event  (a) the cash proceeds
           -------------
received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by any Borrower to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by any Borrower as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by any Borrower and the amount of any reserves established by any Borrower to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of each of the Borrowers).

          "Non-Excluded  Taxes":  as  defined  in  Section  2.15.
           -------------------

          "Non-U.S.  Lender":  as  defined  in  Section  2.15.
           ----------------

          "Notes":  as  defined  in  Section  2.5(a).
           -----

          "Obligations":  collectively, the Mexican Borrower Obligations and the
           -----------
U.S.  Borrower  Obligations.

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
to Subtitle A of Title IV of ERISA and any Governmental Authority which succeeds to the powers and functions thereof.

          "PCom":  Pointe  Communications  Corporation,  a  Nevada  corporation.
           -----

          "PCom  Subsidiaries": PCom, and each direct and indirect Subsidiary of
           ------------------
PCom which became a Subsidiary of Holdings upon the merger of PCom with and into a wholly owned Subsidiary of Holdings.

          "Permits":  the  permit  No. 42-STVA-946495 dated November 29, 1994 to
           -------
render value added services granted to Vextro and the registry No. 05-SVA-95 dated July 25, 1995 to render value added services granted to MSN, each granted by the Federal Government of Mexico, through the SCT.

          "Permitted  Liens":  as  defined  in  Section  6.1.
           ----------------

          "Permitted  Preferred Cash Dividends":  cash dividends with respect to
           -----------------------------------
classes D, E or F of Telscape International Inc. Convertible Senior Preferred Stock, payable solely out of proceeds of New Equity, at any time after the first anniversary of the Closing Date so long as (i) Borrowers shall fully comply with the prepayment obligations set forth in Section 2.8(b) hereof with respect thereto, and (ii) at the time thereof and after giving effect thereto, no Default has occurred and is continuing and, with respect to each of the financial covenants set forth in Article VII, (A) Borrowers were in full compliance therewith as of the most recent date on which such financial covenant was (is being) measured, without requiring any waiver thereof or amendment thereto to enable such compliance, and (B) no Default could reasonably be expected to exist as of the next date on which such financial covenant is to be measured.

          "Person":  any  individual,  corporation,  partnership, joint venture,
           ------
trust or unincorporated organization, joint stock company, limited liability company or other similar organization, government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary, or other capacity.

          "Plan":  at  a  particular  time,  any  employee benefit plan which is
           ----
covered by ERISA and in respect of which each of the Borrowers or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement":  the Pledge Agreement substantially in the form of
           ----------------
Exhibit  G pursuant to which Holdings and each other applicable Borrower pledges
----------
its  shares  in  a  U.S.  Borrower.

          "Primary  Obligor":  as  defined  in  the  definition  of  "Guarantee
           ----------------
Obligation"  contained  in  this  Section  1.1.

          "Primary  Obligations":  as  defined  in  the definition of "Guarantee
           --------------------
Obligation"  contained  in  this  Section  1.1.

          "Proceeding":  means  any:
           ----------

          (f) insolvency, bankruptcy, concurso mercantil, quiebra, receivership, liquidation, reorganization, readjustment, composition, or other similar proceeding relating to any Borrower, its property, or its creditors as such;

          (g) proceeding for any liquidation, dissolution, or other winding-up of any Borrower, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings;

          (h) assignment for the benefit of creditors of any Borrower;

          (i) other marshalling of the assets of any Borrower under any law relating to proceedings of the type referred to in the preceding clause (a) or (b); or

          (j) event described in Section (g) of Article IX of this Agreement with respect to any Borrower.

          "Properties":  as  defined  in  Section  3.16(a).
          ------------

          "Process  Agent":  as  defined  in  Section  11.12(b).
           --------------

          "Purchase  Money  Indebtedness":  shall  mean  (i)  any  Indebtedness
           -----------------------------
incurred for the payment of all or any part of the purchase price of any fixed asset or equipment, (ii) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset or equipment, and (iii) any renewals, extensions of refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

          "Purchase  Money  Lien":  shall mean any Lien upon any fixed assets or
           ---------------------
equipment which secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

          "Reference Bank":  shall mean the London office of the Lender selected
           --------------
by  the  Required  Lenders.

          "Register":  as  defined  in  Section  11.6(d).
           --------

          "Registered  Entity":  an entity registered as a financial institution
           ------------------
with Hacienda for purposes of Article 154 of the Mexican Income Tax Law, for which the applicable withholding tax rate as of the date hereof is 4.9%.

          "Regulation  D":  Regulation  D of the Board of Governors as in effect
           -------------
from  time  to  time.

          "Regulation  G":  Regulation  G of the Board of Governors as in effect
           -------------
from  time  to  time.

          "Regulation  H":  Regulation  H of the Board of Governors as in effect
           -------------
from  time  to  time.

          "Regulation  U":  Regulation  U of the Board of Governors as in effect
           -------------
from  time  to  time.

          "Regulation  X":  Regulation  X of the Board of Governors as in effect
           -------------
from  time  to  time.

          "Reorganization":  with  respect  to  any  Multiemployer  Plan,  the
           --------------
condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in Section 4043(c) of
           ----------------
ERISA, other than those events as to which the thirty day notice period is waived under the regulations adopted by PBGC.

          "Required  Lenders":  Lenders,  the  Commitment  Percentages  of which
           -----------------
aggregate  more  than  67%.

          "Requirements  of  Law":  as  to  any  Person,  (a) the certificate of
           ---------------------
incorporation and by-laws or other organizational or governing documents of such Person, and (b) any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer":  as to any Person, the chief financial officer,
           -------------------
the chief executive officer or the president of such Person or, with respect to financial matters, the chief financial officer of such Person or, in either case, such other executive officers as may be designated from time to time by such Person in writing to the Administrative Agent.

          "Restricted  Payment":  means  (a)  any dividend or other distribution
           -------------------
(whether in cash, securities or other property other than dividends of preferred stock of Holdings paid to holders of such preferred stock) with respect to any shares of any class of Capital Stock of the Borrowers, (b) any payment (whether in cash, securities or other property) in respect of any Subordinated Claim, whether on account of principal, interest or otherwise, or (c) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Subordinated Claim or any shares of any class of Capital Stock of any Borrower or any option, warrant or other right to acquire any such shares of Capital Stock of any Borrower.

          "SCT":  the  Secretaria  de Comunicaciones y Transportes (Secretary of
           ---
Communications  and  Transportation),  a  Mexican  federal  government  agency.

          "SCT  Authorizations":  an  authorization from the SCT authorizing the
           -------------------
mortgage of the Permit of Vextro de Mexico, S.A. de C.V. pursuant to the terms of the Mexican Industrial Mortgage and the SCT Notice.

          "SCT  Notice":  the notice to the SCT with respect to the amendment to
           -----------
the  Mexican  Telecommunications  Mortgage.

          "SEC":  the  Securities  and  Exchange  Commission or any Governmental
           ---
Authority  which  succeeds  to  the  powers  and  functions  thereof.

          "Secured  Party":  any  Lender,  the  Administrative  Agent,  and  the
           --------------
Collateral  Agents  or  other  holder  of  any  Obligation.

          "Security  Agreement":  the Security Agreement, dated the date hereof,
           -------------------
executed and delivered by each of the U.S. Borrowers in favor of the U.S. Collateral Agent, for the benefit of the Lenders, substantially in the form of Exhibit C.
----------

          "Security  Documents":   the  Mexican  Security  Documents,  the  U.S.
           -------------------
Security Documents and any document by which the Capital Stock of any Material Foreign Subsidiary is made subject to a Lien for the benefit of the Lenders.

          "Servicios Corporativos":  Servicios Corporativos Vextro S.A. de C.V.,
           ----------------------
a  Mexican  corporation  and  a  Mexican  Borrower.

          "Single  Employer  Plan":  any  Plan  which  is covered by Title IV of
           ----------------------
ERISA,  but  which  is  not  a  Multiemployer  Plan.

          "Solvent":  when  used  with  respect to any Person, means that, as of
           -------
any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount that will be required to pay all "liabilities of such Person, contingent or otherwise", as of such date (as such quoted terms are determined in accordance with applicable Federal and state laws governing determinations of the insolvency of debtors) as such debts become absolute and matured, (b) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (c) such Person will be able to pay its debts as they mature, taking into account the timing of and amounts of cash to be received by such Person and the timing of and amounts of cash to be payable on or in respect of indebtedness of such Person; in each case after giving effect to (A) as of the Closing Date the making of the Loans to be made on the Closing Date and the application of the proceeds of such Loans and (B) on any date after the Closing Date, the making of any Loan to be made on such date and the application of the proceeds of such Loan. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent matured, unmatured, disputed, undisputed, legal equitable, secured or unsecured.

          "Stock  Pledge Agreement":  the Stock Pledge Agreement, dated the date
           -----------------------
hereof, executed and delivered by each of the Stock Pledgors in favor of the Mexican Collateral Agent, for the benefit of the Lenders substantially in the form of Exhibit I.
          ----------

          "Stock  Pledgors":  Holdings,  Telscape  U.S.A.,  Inc.,  Enable
           ---------------
Commerce.com, Inc., TSCP International, Inc. Telscape de Mexico, S.A. de C.V., Vextro, Commercializadora Lufravic, S.A. de C.V., Manuel Landa Rangel, Ricardo Orea Gudino, and Oscar Garcia Mora.

          "Subordinated  Agreement":  any  agreement,  document,  or  instrument
           -----------------------
evidencing or governing any Subordinated Claim, or any other agreement or instrument executed pursuant thereto or in connection therewith, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred.

          "Subordinated  Claims":  all amounts owed by any Borrower to any other
           --------------------
Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred.

          "Subordination  Provisions":  as  defined  in  Article  VIII  of  this
           -------------------------
Agreement.

          "Subsidiary":  as  to  any Person, a corporation, partnership or other
           ----------
entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise Controlled, directly or indirectly though one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a direct or indirect Subsidiary of Holdings.

          "Supply  Contracts":   the  Agreement,  dated  May  31,  1999, between
           -----------------
Telereunion and Lucent Technologies World Service, Inc. and Lucent Technologies de Mexico, S.A. and each other agreement pursuant to which a Vendor or an Affiliate of a Vendor sells goods or services to a Borrower.

          "Taxes":  any  and all taxes, levies, imposts, deductions, charges, or
           -----
withholdings and liabilities with respect thereto, payable to a Governmental Authority in any jurisdiction.

          "Telecommunications":  voice,  video,  data  and  internet  services.
           ------------------

          "Telereunion":  as  defined  in  the  Preamble  to  this  Agreement.
           -----------

          "Telereunion  International":  as  defined  in  the  Preamble  to this
           --------------------------
Agreement.

          "Third  Party  Consents":  each  Consent  and Agreement of each of the
           ----------------------
contracting  parties  listed  on  Schedule  4.1(x).
                                  ----------------

          "Total  Capitalization":  at  any  date,  the  sum of (a) Consolidated
           ---------------------
Total  Debt  plus  (b)  Consolidated  Total  Equity  as  at  such  date.

          "Trademark  Security  Agreement":  the  Trademark  Security  Agreement
           ------------------------------
substantially  in  the  form  of  Exhibit  J.
                                  ----------

          "Transactions":  the  execution,  delivery  and performance by each of
           ------------
the Loan Parties of the Loan Documents to which it is to be a party, the borrowing of the Loans and the use of the proceeds thereof.

          "Transferee":  as  defined  in  Section  11.6(f).
           ----------

          "UCC":  the  Uniform Commercial Code as from time to time in effect in
           ---
the  State  of  New  York.

          "U.S.  Borrower Obligations":  the unpaid principal of and interest on
           --------------------------
the Loans and all other obligations and liabilities of the Borrowers to the Administrative Agent, the Collateral Agents and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this

Agreement, the other Loan Documents, any cash management services agreement entered into by the Borrowers with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrowers pursuant to the terms of this Agreement, any other Loan Document or any such cash management services agreement entered into by the Borrowers with any Lender or any Affiliate of any Lender).

          "U.S.  Borrowers":  each  Borrower  incorporated under the laws of the
           ---------------
United  States  of  America.

          "U.S.  Collateral Agent":  General Electric Capital Corporation, a New
           ----------------------
York corporation, in its capacity as collateral agent for the Lenders under the Collateral Agency Agreement, and any successor thereto.

          "U.S.  Mortgage":  each  Mortgage  to be executed and delivered by any
           --------------
Loan Party, which shall be satisfactory to the Administrative Agent in form and substance, with respect to each parcel of real property located in the United States for which a mortgage is granted pursuant to the terms hereof.

          "U.S.  Security  Documents":  the  Collateral  Agency  Agreement,  the
           -------------------------
Security Agreement, the Pledge Agreement, the Collateral Assignment of Lease, each Landlord Consent, the California Landlord's Waiver Agreement, the Trademark Security Agreement, each Account Control Agreement, each Endorsement, each Blocked Account Agreement, each Third Party Consent and each U.S. Mortgage and each other agreement or document granting a security interest in any property in the United States for the benefit of the Lenders with respect to the Loans.

          "Vendor":  Lucent Technologies World Services Inc. and its affiliates,
           ------
including Lucent Technologies de Mexico, S.A. de C.V., each in its capacity as a vendor of goods or services to a Borrower.

          "Vextro":  Vextro de Mexico, S.A. de C.V., a Mexican corporation and a
           ------
Mexican  Borrower.

          "Year":  any one of the consecutive twelve-month periods following the
           ----
Closing  Date,  each  of  which shall end on an anniversary of the Closing Date.

     Section  1.2   Time  Periods.  In  this  Agreement  and  the  other  Loan
                    -------------
Documents, in the computation of periods of time from a specified date to a later specified date, (a) the word "from" means "from and including", (b) the words "to" and "until" each mean "to, but excluding", and (c) the words "through", "end of", and "expiration" each mean "through and including". Unless otherwise specified, all references in this Agreement and the other Loan Documents to (i) a "month" shall be deemed to refer to a calendar month, (ii) a "quarter" shall be deemed to refer to a calendar quarter, and (iii) a "year" shall be deemed to refer to a calendar year.

     Section  1.3   Accounting  Terms  and Determinations.  All accounting terms
                    -------------------------------------
not specifically defined herein shall be construed, all accounting determinations hereunder shall be made, and all financial statements required to be delivered pursuant hereto shall be prepared, in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto.

     Section  1.4   Construction.  Unless  the context of this Agreement clearly
                    ------------
requires otherwise, references to the plural include the singular, and the singular include the plural. The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The words
"include," "includes," and "including" mean include, includes and including "without limitation" and "without limitation by specification." All references in this Agreement to "Article", "Section", "subsection", "subparagraph", "clause" or "Exhibit", unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Agreement. Unless otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.

     Section  1.5   Schedules  and  Exhibits.  All of the schedules and exhibits
                    ------------------------
attached  to  this  Agreement  shall be deemed incorporated herein by reference.

     Section  1.6   UCC  Terms.  Terms defined in the UCC and not defined herein
                    ----------
shall  have  the  respective  meanings  given  to  them  in  the  UCC.

     Section  1.7   Administrative  Agent's  Discretion.  Whenever  the  terms
                    -----------------------------------
"satisfactory to Administrative Agent", "determined by Administrative Agent", "acceptable to Administrative Agent", "consent of Administrative Agent", "Administrative Agent shall elect", "Administrative Agent shall request", or similar terms are used in the Loan Documents, except as otherwise specifically provided therein, such terms shall mean satisfactory to, at the election of, determined by, acceptable to, consented to by, elected by, or requested by, as applicable, the Administrative Agent in its sole and unlimited discretion.


                                   ARTICLE II

                                      LOANS
                                      -----

     Section  2.1   Agreement  to  Lend.
                    -------------------

          (a) Subject to the terms and conditions hereof and relying upon the representations and warranties of each of the Borrowers herein, each Lender severally agrees to make loans (the "Loans") to the Borrowers, jointly and
                                          -----
     severally, from time to time during the Commitment Period in the amount of its pro rata share of such Loans as the Borrowers may request under Section 2.2, in an aggregate principal amount not to exceed such Lender's Commitment.

          (b) All Loans shall be Eurodollar Loans except as provided in Sections 2.11, 2.13 and 2.14.

          (c) The obligations of each U.S. Borrower hereunder and under each Note evidencing amounts from time to time advanced hereunder to a U.S. Borrower shall be joint and several obligations of all U.S. Borrowers. The obligations of each Mexican Borrower hereunder and under each Note evidencing amounts from time to time advanced hereunder constituting Mexican Borrower Obligations shall be joint and several obligations of all Borrowers.

          (d) Subject to Section 2.1(a), the Initial Loan shall be in an amount not less than the aggregate amount of principal and interest due and owing under the Lucent Credit Agreement.

     Section 2.2 Procedure for Borrowing.
                 -----------------------

          (a) Subject to the terms and conditions hereof, any Borrower or Borrowers may borrow under the Commitments during the Commitment Period on any Business Day, provided, except as set forth in Section 2.2(b), that
                        --------
     such Borrower or Borrowers shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. If any Drawdown Certificate requests that a borrowing be made on the Borrowing Date specified therein to finance amounts then due under invoices submitted to any Borrower by the Vendor pursuant to the Supply Contracts, such Drawdown Certificate shall identify such invoices and the amounts being paid thereunder pursuant to such Borrowing. Upon receipt of any such Drawdown Certificate from the relevant Borrower(s), the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account(s) of the relevant Borrower(s) at the office of the Administrative Agent specified in
     Section 11.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower(s) in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower(s) by the Administrative Agent (x) with respect to amounts to be used to pay invoices pursuant to the Supply Contracts, by crediting the account of the Vendor designated in its borrowing notice prior to 2:00 P.M., New York City time, on such Borrowing Date with the lesser of the (1) aggregate of the amounts made available to the Administrative Agent by the Lenders and (2) the aggregate amount of such invoices and (y) with respect to proceeds to be used for any other permitted use, by crediting the account(s) of the relevant Borrower(s) designated in the Drawdown Certificate prior to 1:00 P.M., New York time, on such Borrowing Date. The Borrowers may borrow no more than once in any month.

          (b) Subject to the terms and conditions hereof, on any Interest Payment Date occurring prior to the first anniversary of the Closing Date, the Borrowers may borrow under the Commitments the aggregate amount of interest due and payable on such Interest Payment Date up to an aggregate maximum of $4,200,000. During such period, unless the Borrowers who are obligated on outstanding Loans provide a notice to the Administrative Agent at least four business days prior to such Interest Payment Date that they intend to pay interest due and payable on such Interest Payment Date, subject to the terms and conditions hereof, the Lenders shall make Loans to such Borrowers by increasing the outstanding principal amount of the Loans in the amount of such interest due on such date and such Borrowers shall deliver the Notes required to be delivered by Section 4.2(k) on such Interest Payment Date.

     Section  2.3   Commitment  and Other Fees.  The U.S. Borrowers, jointly and
                    --------------------------
severally, agree to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the date hereof to the Commitment Termination Date, computed at the rate of three-quarters of one percent per annum (0.75%) on the average daily amount of the unutilized and undrawn Commitment of such Lender during such period, payable quarterly in arrears on the last day of each quarter and on the Commitment Termination Date or such earlier date as the Commitment shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

     Section 2.4   Termination or Reduction of Commitments.  The Borrowers shall
                   ---------------------------------------
have the right, upon not less than one Business Day's prior notice to the Administrative Agent (who shall notify the Lenders), to terminate the Commitments or, from time to time, to reduce the amount of the Commitments. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof and shall reduce permanently the Commitments then in effect. In addition, the Commitments shall be permanently reduced as set forth in Sections 2.8(b)(iii) and (iv).

     Section  2.5   The  Notes.
                    ----------

          (a) The obligation of the U.S. Borrowers to repay Loans and to pay interest thereon at the rates provided herein shall be further evidenced by promissory notes in the form of Exhibit A-1, payable to the order of such
                                      -----------
     Lender and in the principal amount of the respective Loan evidenced thereby, and in each case executed by the U.S. Borrowers representing the joint and several obligation of the U.S. Borrowers to pay the aggregate unpaid principal amount of all of the promissory notes (plus any accrued interest thereon) until paid in full as provided below. The obligation of the Borrowers to repay Loans and to pay interest thereon at the rates provided herein shall be further evidenced by bilingual promissory notes in the forms of Exhibit A-2 (in the case of each Eurodollar Loan for Mexican
                  -----------
     Borrower  Obligations),  and  Exhibit A-3 (in the case of each ABR Loan for
                                   -----------
     Mexican Borrower Obligations), each payable to the order of such Lender and in the principal amount of the respective Loan evidenced thereby, and in each case executed by all Borrowers representing the joint and several obligation of all Borrowers to pay the aggregate unpaid principal amount of all of the promissory notes (plus any accrued interest thereon) until paid in full as provided below. The promissory notes referenced in this Section 2.5(a) shall be collectively referred to herein as the "Notes". A U.S.
                                                                 -----
     Borrower shall be jointly and severally liable for each Note executed by all other Borrowers under this Agreement even if the Note is issued prior to the addition of such particular U.S. Borrower as a Borrower hereunder and such U.S. Borrower is not a maker of the Note. A Mexican Borrower shall be jointly and severally liable for each Note executed by all other Mexican Borrowers under this Agreement even if the Note is issued prior to the addition of such particular Mexican Borrower as a Borrower hereunder and such Mexican Borrower is not a maker of a Note. When a new entity is added as a U.S. Borrower, it, together with the other U.S. Borrowers shall execute new Notes in substitution for the old Notes which shall be cancelled and returned to Holdings. When a new entity is added as a Mexican Borrower, such additional Mexican Borrower shall immediately execute and endorse ("por aval") all the outstanding
                                                ---  ----
     Notes and all subsequent Notes. Each Borrower acknowledges that an Event of Default under any Note issued under this Agreement shall constitute an Event of Default under all Notes issued hereunder.

          (b) With respect to the Notes executed by the Mexican Borrowers, such Notes evidencing any Loan shall specify the applicable Interest Periods then in effect in accordance with the provisions of this Agreement.

          (c) The Borrowers shall issue a new Note to any Lender, in exchange for the outstanding Note theretofore issued to such Lender to evidence the corresponding Loan for Mexican Borrowers Obligations, in accordance with the procedure set forth below in paragraph (d) of this Section 2.5, upon any of the following circumstances (any such circumstance is a "New Note
                                                                        --------
     Circumstance"):  (i) if the  length of the  Interest  Period  for such Loan
     ------------
     shall differ from the length of the Interest Period then in effect and specified in the outstanding Note, in which case the new Note for such Loan shall specify the length of the applicable Interest Period to be in effect;
     (ii) if the Applicable Margin with respect to such Loan shall change from that specified in the outstanding Note pursuant to the terms of this Agreement, in which case the new Note for such Loan shall specify such change in the Applicable Margin and the date of such change; (iii) if the Maturity Date for such Loan shall change from that specified in the outstanding Note pursuant to the terms of this Agreement, in which case the new Note for such Loan shall specify the Maturity Date then in effect under this Agreement; or (iv) the Loan shall convert from a Eurodollar Loan to an ABR Loan.

          (d) If the Borrowers shall be required pursuant to paragraph (c) above to issue and deliver a new Note to any Lender, such Borrowers shall execute and deliver to the Administrative Agent for the account of each such Lender a new Note evidencing each applicable Loan made by such Lender, dated the date of the applicable New Note Circumstance, payable to the order of such Lender and in an amount equal to the outstanding principal amount of such Loan. Upon receipt by the Administrative Agent (i) from the Borrowers of any such new Note, and (ii) from the respective Lender of the corresponding Note to be replaced by such new Note, then the Administrative Agent shall promptly deliver to such Lender the new Note and deliver to the Borrowers the corresponding Note thereby replaced, it being understood and agreed that the Note so delivered to the Borrowers shall then be marked "cancelled" by the relevant Borrowers.

          (e) The new promissory notes so executed and delivered pursuant to paragraph (d) above, shall constitute "Notes" for all purposes of this Agreement and of any instruments or documents delivered by the Borrowers pursuant hereto and shall be deemed issued, in each instance, in partial substitution for, and to evidence a portion of the same indebtedness formerly evidenced by, the corresponding Note theretofore issued to, and held by, the corresponding Lender, except that interest accrued and unpaid on the indebtedness outstanding under the Note theretofore issued to such Lender shall, from and after the date of the issuance of the new Note, be deemed to be payable under such new Note, and interest shall accrue on each such new Note from and including the date of issuance thereof

          (f) In the case of any  assignment by a Lender of its Loan pursuant to
     Section 11.6, the corresponding exchange of Notes shall be governed by the applicable Assignment and Acceptance and not by paragraphs (c), (d) and (e) of this Section 2.5.

     Section  2.6   Proceeds.  The  proceeds of the Loans to the Borrowers shall
                    --------
be used (i) to repay principal and interest owed pursuant to the Lucent Credit Agreement, (ii) to purchase or license Equipment, software and services pursuant to the Supply Contracts, (iii) to pay import duties and taxes in connection with the Supply Contracts, (iv) to pay interest due on Loans hereunder to the extent permitted by Section 2.2(b), not to exceed $4,200,000 less the accrued interest and other fees and expenses repaid under the Lucent Credit Agreement, (v) to finance loans and capital contributions from one Borrower to another Borrower for the purposes set forth in clauses (i) through (iv) above, (v) to repay $1,200,000 of amounts owned by Pointe Communications Corporation to Connecticut Bank of Commerce and (vii) to pay the Arrangement Fee as defined in the Cooperation and Fee Letter.

     Section  2.7  Amortization  of Loans.  Each of the  Borrowers,  jointly and
                   ----------------------
severally, hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of the Loans made by such Lender, in the case of a U.S. Borrower, to any Borrower, and in the case of a Mexican Borrower, with respect to any Mexican Borrower Obligations, in nine equal semi-annual installments with the first such installment due on the second anniversary of the Closing Date with each succeeding payment due six months thereafter with the final installment due on the sixth anniversary of the Closing Date. The Borrowers hereby further, jointly and severally, agree to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of the Loans, in the case of a U.S. Borrower, to any Borrower, and in the case of a Mexican Borrower for any Mexican Borrower Obligations, from time to time outstanding from the Closing Date until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.9(c).

     Section  2.8   Optional  and  Mandatory  Prepayments.
                    -------------------------------------

          (a) Optional Prepayments.  The Borrowers may at any time and from time
              --------------------
     to time prepay the Loans, in whole or in part, without premium or penalty, on any Interest Payment Date, upon three Business Days' irrevocable notice to the Administrative Agent, prior to such prepayment, specifying the date and amount of prepayment. Upon receipt of any such notice the Administrative Agent shall notify each Lender thereof on the date of receipt of such notice. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 2.16 and, accrued interest to such date on the amount prepaid. Partial prepayments pursuant to this subsection shall be in an aggregate principal amount of at least $1,000,000 and increments of $100,000 in excess thereof.

          (b) Mandatory Prepayments.
              ---------------------

               (i) The Borrowers shall prepay the outstanding principal amount of all Loans hereunder upon the closing of any financing which is intended by the Borrowers to refinance the Loans hereunder.

               (ii) Following the end of each fiscal year of Holdings, commencing with the year ending December 31, 2000, the Borrowers shall prepay Loans in an aggregate amount equal to 50% of Excess Cash Flow of such year. Each prepayment pursuant to this subsection shall be made within 90 days after the year for which Excess Cash Flow is being calculated and such prepayment shall be in a minimum amount of $50,000.

               (iii) If and on each occasion that any Net Proceeds are received by or on behalf of the Borrowers in respect of any sale, disposition, casualty or condemnation of any Collateral, the Borrowers shall, to the extent such Net Proceeds are not reinvested in Collateral of at least substantially similar nature and value and, in the case of any Collateral acquired from the Vendor pursuant to the Supply Contracts, purchased from the Vendor in each case within a 90 day period, prepay Loans outstanding (or if no Loans are then outstanding, reduce the Commitments) in an aggregate amount equal to such Net Proceeds.

               (iv) If and to the extent any prepayments are to be made on (A) any vendor financing, (B) any bank credit facilities (other than revolving credit facilities) or any other Indebtedness of the Borrowers, or (C) any Guarantee Obligation of the Borrowers, the Borrowers shall make a pro rata prepayment in an amount equivalent to such prepayment of all Loans outstanding (or if no Loans are then outstanding, a reduction of the Commitments) under this Agreement; provided, however, that the foregoing shall not apply (W) with respect
          --------  -------
          to any prepayment of Indebtedness owed by a Borrower to another Borrower, (X) with respect to repayment of Indebtedness of any Borrower (1) to Lenox Invest Ltd. in an amount not to exceed $1,500,000 and (2) to Scott Crist in an amount not to exceed $850,000 so long as the repayment of such Indebtedness comes from the proceeds of New Equity, or (Y) with respect to any prepayment of an amount that is equal to or less than $50,000.

               (v) If and on each occasion that any Borrower shall make any Permitted Preferred Cash Dividends, the record date for which shall occur during the period after the first anniversary of the Closing Date and before the second anniversary of the Closing Date, then, on or before the record date for such Permitted Preferred Cash Dividends, the Borrowers shall make a prepayment on the Loans, out of the proceeds of the New Equity raised in connection with such Permitted Preferred Cash Dividends, in an amount equal to the amount of such Permitted Preferred Cash Dividends.

          (c) If any optional or mandatory prepayment would trigger compliance with reserve requirements imposed by the Mexican Central Bank, the Borrowers shall make such required deposit.

          (d) All prepayments of Loans (except payments pursuant to Section 2.7) shall reduce the remaining scheduled payments of principal of such Loans in the inverse order of maturity. Amounts prepaid on account of the Loans may not be reborrowed.

     Section  2.10   Computation  of  Interest  and  Fees.
                     ------------------------------------

          (a) Commitment fees and interest on Loans shall be calculated on the basis of a 360-day year for the actual days elapsed except that, whenever interest is calculated on the basis of the ABR, interest shall be calculated on the basis of a 365 or 366 day year, as the case may be for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrowers and the affected Lenders of each determination of LIBOR.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrowers, deliver to the Borrowers a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.10(a).

     Section  2.12   Pro  Rata  Treatment  and  Payments.
                     -----------------------------------

          (a) All payments (including prepayments) to be made by the Borrowers hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders at the Administrative Agent's office specified in Section 11.2, in Dollars and in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest shall be payable thereon at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. If, and to the extent that, on any Business Day the Administrative Agent receives any payment hereunder or under the other Loan Documents (including any such payment representing a realization upon the Collateral), and such payment is not sufficient to pay in full all principal, interest, fees and other amounts then due and payable hereunder, the Administrative Agent shall apply such payment in the following order of priority:

               (i) First, all amounts due under this Agreement and not otherwise provided for in this Section 2.12(a);

               (ii) Second, interest and fees due hereunder; and

               (iii) Third, installments of principal due.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its portion of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Each borrowing by the Borrowers of Loans shall be made ratably from the Lenders, respectively, in accordance with their respective Commitment Percentages. Any reduction of the Commitments or prepayment of Loans shall be made ratably among the Lenders, in accordance with their respective Commitment Percentages.

     Section  2.14   Requirements  of  Law.
                     ---------------------

          (a) If the adoption of or any change in any Requirements of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority in each case made subsequent to the date hereof or, in the case of a Transferee, to the same extent as that of the transferor prior to the transfer or subsequent to the date of transfer:

               (i) shall subject any Lender to any Non-Excluded Tax of any kind whatsoever with respect to this Agreement, any Note, any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by
          Section 2.15 and changes in the basis of tax on the overall net income of such Lender and taxes imposed as a result of any future, present or former connection between such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein other than any such connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note or any other Loan Document);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of LIBOR hereunder; or

               (iii) shall impose on such Lender any other condition; and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender reasonably deems to be material, of making, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrowers shall, within 20 Business Days after receipt by the Borrowers of such Lender's written demand (with a copy to the
          Administrative Agent), pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable. If any Lender has demanded compensation under this Section 2.14 with respect to any Eurodollar Loan, the Borrowers shall have the option to convert immediately such Eurodollar Loan into an ABR Loan until the circumstances giving rise to such demand for compensation no longer apply; provided, that (x) no such
                                                     --------
          conversion shall affect the Borrowers' obligation to pay compensation as provided herein which is due with respect to the period prior to such conversion and (y) on the date of such conversion the Borrowers shall pay to the Administrative Agent for the benefit of the relevant Lender accrued interest on such Eurodollar Loan to the date of conversion.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirements of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation Controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the date hereof, shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below which that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount material to such Lender, or such corporation, then from time to time, within 20 Business Days after receipt by the Borrowers of such Lender's written demand therefor (with a copy to the Administrative Agent) the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to Section 2.14(a) or (b), it shall promptly give written notice to the Borrowers (with a copy to the Administrative Agent) specifying in reasonable detail the event by reason of which it has become so entitled and the method of calculating the amounts to which it claims to be entitled. A certificate as to any additional amounts payable pursuant to this Section 2.14 submitted by such Lender to the Borrowers (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this Section 2.14 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     Section  2.15   Taxes.
                     -----

          (a) Subject to the provisions (and exceptions) set forth in Section 2.15(b) with respect to Mexican Taxes, all payments made by the Borrowers under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future Taxes, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding Excluded Taxes. If any such non-excluded Taxes, ("Non-Excluded Taxes") are required to be withheld
                                ------------------
     from any amounts payable to the Administrative Agent or any Lender (or Transferee) hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender (or Transferee) shall be increased by the amounts ("Increased Amounts") necessary so that after making all
                     ------------------
     required deductions and withholdings (including, without limitation, the payment of all Non-Excluded Taxes) the Administrative Agent or such Lender (or Transferee) receives the amounts equal to the interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrowers shall not be required
                     --------  -------
     to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof (a "Non-U.S. Lender") if such Lender fails to comply with the requirements of
      ----------------
     paragraph (c) or (d) of this subsection. Whenever any Non-Excluded Taxes are payable by any Borrower, such Borrower shall promptly send to the Administrative Agent for its own account or for the account of such Lender (or Transferee), as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof or other evidence of remittance of Non-Excluded Taxes reasonably acceptable to the Administrative Agent. If such Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other reasonably acceptable evidence, the Borrowers or, in the case of such failure by a U.S. Borrower, the U.S. Borrowers shall jointly and severally indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any

     Lender as a result of any such failure. The Borrowers or in the case of Non-Excluded Taxes paid in connection with Loans to U.S. Borrowers, the U.S. Borrowers will jointly and severally indemnify each Lender (or Transferee) and the Administrative Agent for the amount of Non-Excluded Taxes paid by such Lender (or Transferee) or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. The agreements in this
     Section 2.15 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder; provided,
                                                                       --------
     however, that the Borrowers shall not be required to indemnify any Non-U.S.
     -------
     Lender that fails to comply with the requirements of paragraph (c) or (d) of this subsection to the extent amounts would not be payable had such Lender so complied.

          (b) All payments of principal, interest, fees and other amounts made or in respect to this Agreement or the Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any and all present and future Mexican Taxes other than Excess Withholding Taxes and Excluded Taxes. Borrower agrees to cause all such Taxes to be paid on behalf of any Lender directly to the appropriate Governmental Authority. If at any time a Borrower is required by law or is otherwise compelled to withhold or deduct any such Taxes from any payment to be made by such Borrower in respect to this Agreement or the Loan Documents, all such payments, including payments made pursuant to this Section 2.15 shall be increased so that after provision for Mexican Taxes, including Mexican Taxes on such increase, the amounts received by any Lender shall equal the amounts such Lender would have received if no Mexican Taxes were due on such payments or no deductions (other than for Excess Withholding Taxes or Excluded Taxes) were made; provided however, that no Borrower shall be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof (a "Non-U.S. Lender") if such Lender fails to comply with the requirements of paragraph (c) or (d) of this section. Such Borrower shall provide Administrative Agent with original Tax receipts, notarized copies of Tax receipts or such other documentation as will reasonably prove payment of Tax before the Internal Revenue Service or a United States Court or other relevant Governmental Authority, for all Taxes paid by such Borrower pursuant to this Section 2.15. Such Borrower shall deliver such receipts or other accountable documentation to Administrative Agent within thirty (30) days from the due date of the related Tax. No Lender shall be under any obligation to pass on to any Borrower any benefits that may accrue to it, pursuant to this Section 2.15.

          (c) Each Non-U.S. Lender shall:

               (i) in the case of a Lender (or Transferee) that is a "bank" under Section 881(c)(3)(A) of the Code;

          (A) on or before the date on which the first payment becomes payable to it hereunder or under any Note (or, in the case of a Loan Participant, on or before the date such Loan Participant becomes a Loan Participant hereunder) and on or before the date, if any, such Lender (or Transferee) changes its applicable lending office by designating a different lending office (a "New
                                                                             ---
     Lending Office") deliver to the Borrowers and the Administrative  Agent (y)
     --------------
     two properly completed and duly executed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (z) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

          (B) deliver to the Borrowers and the Administrative Agent two further properly completed and duly executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers or upon the request of the Borrowers or the Administrative Agent; and

          (C) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrowers;

               (ii) in the case of a Lender or a Transferee that is not a "bank" under Section 881(c)(3)(A) of the Code:

          (A) on or before the date on which the first payment becomes payable to it under any Note (or, in the case of a Loan Participant, on or before the date such Loan Participant becomes a Loan Participant hereunder) deliver to the Borrowers and the Administrative Agent (I) a statement under penalties of perjury that such Lender (x) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

          (B) deliver to the Borrowers and the Administrative Agent two further properly completed and duly executed copies of said Form W-8, or any successor applicable form on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers or upon the request of the Borrowers; and

          (C) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by the Borrowers or the Administrative Agent; unless in any such case any change in treaty, law or regulation has occurred subsequent to the date such Lender (or Transferee) became a party to this Agreement (or in the case of a Loan Participant, the date such Loan Participant became a Loan Participant hereunder) which renders all such forms inapplicable or which would prevent such Lender from properly completing and executing any such form with respect to it and such Lender so advises the Borrowers and the Administrative Agent in writing no later than 15 days before any payment hereunder or under any Note is due. Each such Lender (and each Transferee) shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9 delivered pursuant to subsection 2.15(c)(i), that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Loan Participant pursuant to Section 11.6 shall, upon the effectiveness of the related transfer, provide all of the forms and statements required pursuant to this subsection, provided that, in the
                                                           --------
     case of a Loan Participant, such Loan Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          (d) Each Lender (and the Administrative Agent with respect to payments to the Administrative Agent for its own account) agrees that it will (i) take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Lender's applicable lending office or otherwise) and (ii) otherwise cooperate with the Borrowers to minimize amounts payable by the Borrowers under this subsection provided such measures or actions would not, in such Lender's determination, cause such Lender to suffer any material economic, legal or regulatory disadvantage.

     Section  2.16   Indemnity.  The  U.S. Borrowers agree jointly and severally
                     ---------
to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a direct consequence of (a) default by any Borrower in making a borrowing of, or continuation of Eurodollar Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by any Borrower in making any prepayment of Eurodollar Loans after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loan on a day which is not the last day of any Interest Period with respect thereto. The Mexican Borrowers agree jointly and severally to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a direct consequence to (a) default in making a borrowing of, or continuation of Eurodollar Loans constituting a Mexican Borrower Obligation after the relevant Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default in making any prepayment of Eurodollar Loans constituting a Mexican Borrower Obligation after the relevant Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loan which constitutes a Mexican Borrower Obligation on a day which is not the last day of any Interest Period with respect thereto. In each case, such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, for the period from the date of such prepayment or of such failure to borrow to the last day of such Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     Section  2.17   Change  of  Lending  Office;  Filing  of  Certificates  or
                     ----------------------------------------------------------
Documents.  Each  Lender  agrees  that  if  it  makes any demand for payment, or
---------
becomes entitled to any additional amounts or Increased Amounts, under Section 2.13, 2.14 or 2.15 or if any adoption or change of the type described in Section
2.14 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office or file any certificate or document reasonably requested in writing by the Borrowers if such action would reduce or obviate the need for the Borrowers to make payments under Section 2.13, 2.14 or 2.15 or would eliminate or reduce the effect of any adoption or change described in Section 2.14.

     Section  2.18   Replacement Lenders.  If (a) the Borrowers become obligated
                     -------------------
to pay additional amounts or Increased Amounts to, or receive notice from, any Lender pursuant to Sections 2.13, 2.14 or 2.15, or (b) any Lender has defaulted in its obligation to make Loans hereunder, then the Borrowers may, on ten Business Days' prior written notice to the Administrative Agent and such Lender, cause such Lender to (and such Lender shall) assign pursuant to Section 11.6(c) all of its rights and obligations under this Agreement to another bank or financial institution of its selection which is willing to become a Lender and is acceptable (which acceptance shall not be unreasonably withheld) to the Administrative Agent, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans, any accrued but unpaid commitment fees in respect of such Lender's Commitment and any other amounts payable to such Lender under this Agreement (including, without limitation, amounts payable under Sections 2.13, 2.14 or 2.15).

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, Holdings with respect to itself and each of its Subsidiaries and each of the Borrowers with respect to itself (except for Section 3.1) hereby represent and warrant to the Administrative Agent and each Lender that:

     Section  3.1   Financial  Condition.  The  consolidated  unaudited  balance
                    --------------------
sheet of Holdings as at June 30, 2000 and the consolidated audited balance sheets of Holdings and PCom respectively on December 31, 1999 and the related consolidated statements of income and cash flows for the fiscal year ended on such date, audited by the BDO Seidman, LLP with respect to Holdings and Arthur Andersen with respect to PCom, copies of which have heretofore been furnished to each Lender, present fairly in accordance with GAAP the consolidated financial condition of Holdings and its Subsidiaries or, with respect to the 1999 audited financials of PCom, PCom and its Subsidiaries as at such date, and the consolidated results of operations and cash flows for the fiscal year ended on such date of Holdings and its Subsidiaries and PCom and it Subsidiaries, as applicable, for such date then ended. All such financial statements have been prepared in accordance with GAAP applied consistently throughout the periods involved. Neither Holdings nor PCom had at the date of the balance sheets referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any material interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto or expressly permitted to be incurred hereunder.

     Section 3.2  No Change. Except as set forth on Schedule 3.2, since June 30,
                  ---------                         ------------
2000, there has been no development, event or circumstance which has, had or could reasonably be expected to have a Material Adverse Effect.

     Section 3.3   Existence; Compliance with Law and Agreements.  Such Borrower
                   ---------------------------------------------
(a) is duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified or licensed under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified in the aggregate could not reasonably be expected to have a Material Adverse Effect; and (d) is in compliance with all Requirements of Law and, except as set forth on Schedule 3.3, all Contractual
                                                   ------------
Obligations binding upon it or its property (including the Supply Contracts), except where the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

     Section 3.4   Power; Authorization; Enforceable Obligations.  Such Borrower
                   ---------------------------------------------
has the power and authority, and the legal right, to make, deliver and perform the Loan Documents and to borrow and obtain the making of the Loans. Such Borrower has taken all necessary action to authorize the execution, delivery and performance by it of the Loan Documents. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by such Borrower in connection with, the making of the Loans, or by such Borrower in connection with the execution, delivery or performance by such Borrower of the Loan Documents or the validity or enforceability with respect to or against it of the Loan Documents or in connection with the continuing operations of such Borrower other than (a) the recordation of the amendment of the Mexican Mortgages and each Acknowledgement of Indebtedness, (b) registration of the Stock Pledge Agreement in the stock registry of each Mexican Borrower who issued the corresponding stock, (c) registration of the Corporate Parts Pledge Agreement in the special registry book of Servicios de Comunicacion Popular, S. de R.L., (d) registration of the Trademark Security Agreement (e) cancellation of the Lucent Collateral other than the Mexican Mortgages and the recordation thereof in the registries where the Lucent collateral is registered, (f) consents, authorizations and filings in connection with enforcement of the Loan Documents, (g) consents, permits and authorizations specified on Schedule 3.4 or Schedule 3.21, (h) the
                                          -----------------------------
periodic filings that should be made of the Loan and interest thereon with Hacienda and the periodic renewal of such registration for purpose of Article 154(I) of the Mexican Income Tax Law and (h) consents the absence of which could not reasonably be expected to have a Material Adverse Effect. This Agreement has been, and each other Loan Document will be, duly executed and delivered on behalf of such Borrower which is a party thereto. This Agreement constitutes, and each other Loan Document to which such Borrower is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Borrower which is enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     Section 3.5   No Legal Bar.  The execution, delivery and performance of the
                   ------------
Loan Documents by such Borrower, the making of the Loans hereunder and the use of the proceeds thereof by such Borrower will not violate any Requirements of Law or Contractual Obligation of such Borrower which could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to any such Requirements of Law or Contractual Obligation other than as contemplated in or permitted by the Loan Documents.

     Section  3.6   No  Litigation.  Except  as  set  forth  in Schedule 3.6, no
                    --------------                              ------------
litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Borrower threatened by or against such Borrower or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which has a reasonable likelihood of an adverse determination, and if adversely determined, could reasonably be expected to have a Material Adverse Effect, nor is there any basis for any such litigation, investigation or proceeding.

     Section  3.7   No  Default.  Except  as  set  forth  on  Schedule 3.3, such
                    -----------
Borrower is not in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     Section  3.8   Ownership  of  Property;  Liens.  Such  Borrower  has  good,
                    -------------------------------
marketable and unencumbered title to, and a full ownership interest or a valid leasehold interest in, (a) all its Collateral and (b) all its other real property except for such matters as do not materially adversely affect the use of such property in the conduct of the business as currently conducted, and owns, or holds a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by Section
6.1.  Schedule  3.8  sets  forth  a  true and complete list of all real property
      -------------
owned  by  such  Borrower  or  in  which  it  has  a  leasehold  interest.

     Section  3.9   Intellectual  Property.  Such Borrower owns or has the right
                    ----------------------
to use all patents, trademarks, permits, service marks, trade names, copyrights, franchises, formulas, licenses and other rights with respect thereto ("Intellectual Property") which are material in the operation of its business.
  ----------------------
Schedule  3.9  accurately  and  completely  lists all such Intellectual Property
-------------
owned  or  possessed  by  or  licensed  to  any  Borrower.

     Section  3.10   No  Burdensome  Restrictions.  No  Requirements  of  Law or
                     ----------------------------
Contractual Obligation applicable to such Borrower could reasonably be expected to have a Material Adverse Effect.

     Section  3.11   Taxes.  Except as set forth on Schedule 3.11, such Borrower
                     -----                          -------------
has filed or caused to be filed all tax returns which, to the knowledge of such Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property in respect of such periods and all other material taxes imposed on it or any of its property by any Governmental Authority (other than any taxes the amount or validity of which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Borrower), in respect of such periods.

     Section  3.12   Federal  Regulations.  No part of the proceeds of any Loans
                     --------------------
will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U, as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent, such Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in Regulation G or Regulation U, as the case may be.

     Section  3.13   Availability  and  Transfer  of  Foreign  Currency.  All
                     --------------------------------------------------
requisite foreign exchange control approvals and other authorizations, if any, of the Mexican Central Bank and all other Governmental Authorities, where applicable, have been validly obtained and will be kept current and in full force and effect, to the extent permitted by Mexican law, in order to allow each of the Borrowers to purchase Dollars for the servicing through the banking system of its obligations under the Loan Documents in accordance with their respective terms.

     Section 3.14   Investment Company Act; Other Regulations.  Such Borrower is
                    -----------------------------------------
not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Such Borrower nor any Subsidiary of such Borrower is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended. No Loan Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X) which limits its ability to incur Indebtedness as contemplated herein.

     Section  3.15   Purpose  of Loans.  The proceeds of the Loans shall be used
                     -----------------
in  the  manner  set  forth  in  Section  2.6.

     Section  3.16   Environmental  Matters.  Except  to  the  extent  that  the
                     ----------------------
inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy), individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

          (a) The facilities and properties owned, leased or operated by such Borrower (the "Properties") do not contain any Hazardous Materials in
                      ----------
     amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to any material liability under, any Environmental Law or could materially interfere with the continued operation of the Properties or could reasonably be expected to impair the fair saleable value thereof;

          (b) Such Borrower and the Properties are in compliance with and to the knowledge of such Borrower have since the date of incorporation of such Borrower been in compliance with, all applicable Environmental Laws and applicable Environmental Permits, and each of the Borrowers reasonably believes that it will be able to comply with all applicable Environmental Laws in the future and renew or obtain all Environmental Permits necessary for its operations in the future;

          (c) Such Borrower has not received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of its properties, nor to the knowledge of such Borrower, has any such notice been threatened;

          (d) Hazardous Materials have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released by such Borrower, nor has their disposal been arranged for by such Borrower,
     (i) in violation of, or (ii) in a manner or to a location which could reasonably be expected to give rise to liability under, any applicable Environmental Law; nor have any Hazardous Materials been generated, treated, stored, emitted, discharged or otherwise released or threatened to be released or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law; and

          (e) No judicial proceeding or governmental or administrative action is pending or to the knowledge of such Borrower, threatened under any Environmental Law to which such Borrower is or to the knowledge of such Borrower will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Borrower or the Properties.

     Section  3.17   Mexican  Security  Documents.  The  Mexican  Mortgages, the
                     ----------------------------
Corporate Parts Pledge Agreement, and the Stock Pledge Agreement when duly executed, delivered and registered will be effective to create in favor of the Mexican Collateral Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in all of the Collateral described therein and will, when duly notarized and recorded, grant a legal, valid and enforceable security interest in all the Collateral described therein and shall constitute fully perfected, first priority liens, subject to applicable law and Permitted Liens, on, and security interests in, all right, title and interest of each of the Borrowers party thereto in the Collateral described therein superior in right to any other Person.

     Section  3.18   True  and  Complete  Disclosure.  All  factual  information
                     -------------------------------
including all periodic reports filed with the SEC heretofore or contemporaneously furnished by or on behalf of such Borrower in writing to the Administrative Agent or any Lender was or is, and all other factual information (taken as a whole) hereafter furnished by or on behalf of such Borrower will be, true and accurate in all material respects on the date as of which such information is dated or certified and shall not omit to state any material fact necessary to make such statements therein not misleading.

     Section 3.19   Submission to Law and Jurisdiction.  The choice of governing
                    ----------------------------------
law for each of the Loan Documents governed by New York or other state law will be recognized in the courts of the Republic of Mexico, and those courts will recognize and give effect to any judgment in respect of any Loan Document obtained against such Borrower in the courts to which such Borrower has submitted to the jurisdiction thereof

     Section  3.20   Supply  Contracts.  The  Supply Contracts are in full force
                     -----------------
and effect and no default or event of default has occurred and is existing thereunder and Holdings and any Borrower to which any such Supply Contract has been assigned in whole or in part is in compliance with all material obligations pursuant to such Supply Contract.

     Section  3.21   Permits  and  Approvals.  Except  as otherwise set forth in
                     -----------------------
Schedule  3.21,  such  Borrower  has all permits, authorizations, approvals, and
--------------
licenses of any Governmental Authority or other Persons necessary with respect to the operation and maintenance of the Network. Such Borrower has all material authorizations, permits, consents or approvals required in the conduct of its business as currently conducted. Schedule 3.21 also sets forth all material
                                     --------------
permits, authorizations, approvals and licenses to any Governmental Authority necessary in the conduct of its business as currently conducted. Unless otherwise specified on Schedule 3.21, each such material permit, authorization,
                        -------------
approval or license on Schedule 3.21 has been duly obtained by such Borrower and
                       -------------
is in full force and effect and is not subject to any appeal, restriction, condition, limitation or other provision that may allow modification or revocation thereof and that would reasonably be expected to have a Material Adverse Effect. Such Borrower is in compliance in all material respects with all conditions of any such material authorization, permit, consent or approval and has received no notification and has no reason to believe that any such material authorization, permit, consent or approval will be revoked, terminated, modified or amended in any material way.

     Section  3.22   U.S.  Security  Documents.  Each  of  the  U.S.  Security
                     -------------------------
Documents is effective to create in favor of the U.S. Collateral Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in all the Collateral described therein and Proceeds thereof. Upon completion of the filings and other actions specified in the U.S. Security Documents, the U.S. Security Documents shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the relevant Borrowers in the Collateral described therein and in Proceeds thereof. Such Liens shall be second priority Liens on Collateral subject to Permitted Liens listed on
Schedule 6.1(f) or Collateral subject to Liens described in Section 6.1(m) and shall be first priority security interests with respect to all other Collateral described in the Security Documents.

     Section  3.23   ERISA.  Except  as  set  forth  in Schedule 3.23, neither a
                     -----                              -------------
Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except where, in connection with any such event or noncompliance, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred except where, in connection with any such termination, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect, and no Lien which remains unsatisfied in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount in excess of $1,000,000. None of the Borrowers nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan; none of the Borrowers nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrowers or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and no such Multiemployer Plan is in Reorganization or Insolvent, except where, in any such case, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect.

     Section  3.24   Solvency.  As  of  the Closing Date, after giving effect to
                     --------
the Initial Loan hereunder and the other transactions contemplated to occur on the Closing Date such Borrower is Solvent.

     Section  3.25   Subsidiaries.  Schedule 3.25 sets forth the jurisdiction of
                     ------------   -------------
incorporation and the location of the principal executive office of such Borrower.

     Section  3.26   US  Charter  de Mexico, S.A. de C.V.  US Charter de Mexico,
                     -----------------------------------
S.A.  de  C.V.  a  Mexican  corporation,  has  no  assets  and  no  operations.

     Section  3.27   Insurance.  Schedule  3.27  contains  a  description of all
                     ---------   --------------
insurance which each of the Borrowers maintains on its behalf as of the date of this Agreement. All of such insurance is in full force and effect as of the date of this Agreement.

     Section  3.28   Accounts.  All of the deposit accounts, investment accounts
                     --------
or other accounts in the name of or used by any Borrower maintained by any bank or other financial institution are set forth in Schedule 3.28, subject to the
                                                   -------------
right  of  the  Borrowers  to  establish new accounts in accordance with Section
6.11.

Section  3.29   Servicio  Corporativos.  Servicio  Corporativos  represents  and
                ----------------------
warrants  that  its  sole  assets are contracts between it and the other Mexican
Borrowers for the provision of services with respect to the management and administration of employment and human resources matters of the other Mexican Borrowers.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

     Section 4.1   Conditions to Initial Loans.  The agreement of each Lender to
                   ---------------------------
make the Initial Loans requested to be made hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans, of the following conditions precedent:

          (a) Loan Documents.  The  Administrative  Agent shall have received in
              --------------
     form and substance satisfactory to it (i) this Agreement, executed and delivered by a duly authorized officer of each of the Borrowers with a counterpart for each Lender, (ii) for the account of each Lender, Notes conforming to the requirements hereof and executed by a duly authorized officer of each of the Borrowers, as applicable, (iii) the Pledge Agreement together with the original stock certificates for the U.S. Borrowers other than Holdings, together with undated stock powers endorsed in blank by a duly authorized officer of the relevant U.S. Borrower in whose name the stock certificates are registered, (iv) a Blocked Account Agreement for each U.S. bank account, (v) the Security Agreement, executed and delivered by a duly authorized officer of each U.S. Borrower, (vi) the Trademark Security Agreement, executed and delivered by a duly authorized officer of each U.S. Borrower, (vii) a Mortgage with respect to each parcel of U.S. real property owned by the Borrowers, (viii) the Collateral Assignment of Lease, executed and delivered by a duly authorized officer of MSN Communications, Inc., (ix) [reserved], (x) the Collateral Agency Agreement, executed and delivered by a duly authorized officer of each Borrower, (xi) each of the amendments to the Mexican Mortgages, each executed and delivered by a duly authorized officer of each Mexican Borrower, (xii) the Stock Pledge Agreement, together with the original stock certificates for the Mexican Borrowers and with other required instruments, executed and delivered by a duly authorized officer of each Mexican Borrower and each Stock Pledgor, (xiii) the Corporate Parts Pledge Agreement, together with the original corporate parts certificates duly assigned in guaranty, executed and delivered by a duly authorized officer of each Corporate Parts Pledgor, (xiv) [reserved], (xv) each Endorsement with respect to any insurance of the Borrowers, (xvi) for the account of each Lender, each other Loan Document executed and delivered by a duly authorized officer of each of the Borrowers, and (xvii) the appropriate documents evidencing the termination of the Liens on the Lucent Collateral other than the Mexican Mortgages;

          (b)  Drawdown   Certificate.   The  Administrative  Agent  shall  have
               ----------------------
     received, with a copy for each Lender, a certificate of the relevant Borrowers, dated the date of the Initial Loans, substantially in the form of Exhibit D, with appropriate insertions and attachments, reasonably
        ----------
     satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President or any authorized signatory of each of the relevant Borrowers;

          (c) Corporate  Proceedings of the U.S.  Borrowers.  The Administrative
              ---------------------------------------------
     Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each of the U.S. Borrowers authorizing (i) the execution, delivery and performance by each of the U.S. Borrowers of this Agreement and the other Loan Documents,
     (ii) the consummation of the transactions contemplated thereby, and (iii) the granting by it of the Liens created pursuant to the U.S. Security Documents, certified by the Secretary or an Assistant Secretary of each U.S. Borrower as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect;

          (d) Each U.S. Borrower's  Incumbency  Certificate.  The Administrative
              ---------------------------------------------
     Agent shall have received, with a copy for each Lender, a certificate of each of the U.S. Borrowers, dated the Closing Date, as to the incumbency and signature of the officers of each of the U.S. Borrowers executing any Loan Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by the President and the Secretary or any Assistant Secretary of each of the U.S. Borrowers;

          (e)  Corporate  Proceedings  of each  of the  Mexican  Borrowers.  The
               -----------------------------------------------------------
     Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each of the Mexican Borrowers authorizing (i) the execution, delivery and performance by each of the Mexican Borrowers of this Agreement and the other Loan Documents and
     (ii) the granting by it of the Liens created pursuant to the Mexican Security Documents, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect;

          (f) Each Mexican Borrower Incumbency  Certificate.  The Administrative
              ---------------------------------------------
     Agent shall have received, with a copy for each Lender, a certificate of each of the Mexican Borrowers, dated the Closing Date, as to the incumbency and signature of the officers of each of the Mexican Borrowers executing any Loan Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each of the Mexican Borrowers, including the appropriate powers of attorney notarized by a Mexican notary authorizing such officers to sign the Loan Documents on behalf of such Mexican Borrower;

          (g)  Organizational  Documents.  The  Administrative  Agent shall have
               -------------------------
     received, with a copy for each Lender, (i) true and complete copies of the certificate of incorporation and by-laws (as to the Mexican Borrowers, Estatutos Sociales) of each Borrower, certified as of a recent date as complete and correct copies thereof by the Secretary of State of the State of Incorporation for each U.S. Borrower and by a Mexican notary with respect to each Mexican Borrower and (ii) with respect to each U.S. Borrower, certificates of good standing, certified as of the Closing Date by the Secretary of State of the State of Incorporation for such U.S. Borrower;

          (h) Fees.  The  Administrative  Agent  shall have  received  the fees,
              ----
     costs, expenses, and charges then due and payable by the Borrowers under this Agreement and each Loan Document, including, reimbursement for any fees and disbursements of counsel then due and payable as set forth in
     Section 11.5 and the Arrangement Fee to be received by it pursuant to the Cooperation and Fee Letter;

          (i) Legal Opinions. The Administrative Agent shall have received, with
              --------------
     a counterpart for each Lender, the following executed legal opinions dated the Closing Date and addressed to the Administrative Agent, the U.S. Collateral Agent, the Mexican Collateral Agent and each Lender:

               (i) the executed legal opinion of Wilmer, Cutler & Pickering, special New York counsel to the Borrowers, in form and substance satisfactory to the Administrative Agent and covering the matters set forth on Exhibit E-1 with such changes therein as the Administrative
                   -----------
          Agent shall approve;

               (ii) the executed legal opinion of Gallastegui y Lozano, Mexican counsel for Loan Documents to the Borrowers, in form and substance satisfactory to the Administrative Agent and covering the matters set forth on Exhibit E-2 with such changes therein as the Administrative
                   -----------
          Agent shall approve;

               (iii) the executed legal opinion of Gonzalez Calvillo y Forastieri, S.C., Mexican counsel for corporate legal opinions to the Borrowers, in form and substance satisfactory to the Administrative Agent and covering the matters set forth on Exhibit E-3 with such
                                                          ------------
          changes therein as the Administrative Agent shall approve;

               (iv) the executed legal opinion of Gardere Wynn Sewell & Riggs, LLC, Texas counsel to Holdings, Telscape USA, Inc., TSCP International, Inc., Telereunion, Inc. and Interlink Communications, Inc., in form and substance satisfactory to the Administrative Agent and covering the matters set forth in Exhibit E-4 with such changes
                                                  -----------
          therein as the Administrative Agent shall approve;

               (v) the executed legal opinion of Nida & Maloney, P.C., California counsel to MSN Communications, Inc. and Interlink Communications, Inc., in form and substance satisfactory to the Administrative Agent and covering the matters set forth in Exhibit E-5
                                                                     -----------
          with such changes therein as the Administrative Agent shall approve;

               (vi) the executed legal opinion of Nowalsky, Bronston & Gothard LLP, special U.S. telecommunications regulatory counsel to the U.S. Borrowers, in form and substance satisfactory to the Administrative Agent and covering the matters set forth in Exhibit E-6 with such
                                                          ------------
          changes therein as the Administrative Agent shall approve;

               (vii) the executed legal opinion of Cushing, Morris and Armbruster, LLP, Georgia and Florida counsel to the U.S. Borrowers, in form and substance satisfactory to the Administrative Agent and covering the matters set forth in Exhibit E-7 with such changes
                                                ------------
          therein as the Administrative Agent shall approve;

               (viii) the executed legal opinion of Gordon & Silver, Nevada counsel to the U.S. Borrowers, in form and substance satisfactory to the Administrative Agent and covering the matters set forth in Exhibit
                                                                         -------
          E-8 with  such  changes  therein  as the  Administrative  Agent  shall
          ---
          approve;

               (ix) the executed legal opinion of Moore & Van Allen, PLLC, North Carolina counsel to the U.S. Borrowers, in form and substance satisfactory to the Administrative Agent and covering the matters set forth in Exhibit E-9 with such changes therein as the Administrative
                   -----------
          Agent shall approve;

          (j) Lien Searches/Actions to Perfect Liens. (i) The Lenders shall have
              --------------------------------------
     received the results of a recent lien search in each of the jurisdictions and offices where assets of the Borrowers are located or recorded, and such search shall reveal no Liens on any of the assets of the Borrowers except for Permitted Liens or Liens for which the Administrative Agent has received a duly executed termination statement and (ii) the Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on Form UCC-1, necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents (other than the Third Party Consents) shall have been completed (or, to the extent that any such filings, recordings, registrations and other actions shall not have been completed, arrangements reasonably satisfactory to the Administrative Agent for the completion thereof shall have been made);

          (k)  Financial   Statements.   The  Administrative  Agent  shall  have
               ----------------------
     received,  with a  copy  for  each  Lender  (i)  the  audited  consolidated financial statements for each of Holdings and PCom, respectively, for December 31, 1999, (ii) the unaudited interim combined and consolidating financial statements for each of Holdings and PCom (prior to its acquisition by merger by Telscape) for each quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this subsection and (iii) projections of its balance sheet, income statement and cash flow projections for each of the succeeding five years ("Five-year Projections") prepared on a quarterly basis for the fiscal years 2000 through 2003, and on an annual basis for fiscal year 2004 and beyond;

          (l) Material  Adverse  Change.  There shall have  occurred no material
              -------------------------
     adverse change in the financial and capital markets for international issues emanating from Mexico which could impair the participation of financial institutions hereunder;

          (m) No Litigation. No action, suit, proceeding or investigation of any
              -------------
     kind, including arbitration proceedings and actions or proceedings of or before any Governmental Authority, shall have been instituted or, to the knowledge of any of the Borrowers, threatened, to which each of the Borrowers is a party or is subject, or by which any of them or any of their Properties are bound that, if determined adversely to or against any such Person could reasonably be expected to have a Material Adverse Effect nor to any of the Borrowers' knowledge, shall there be any reasonable basis for any such action, suit, proceeding or investigation except as identified in
     Schedule 3.6;
     ------------

          (n) Cooperation and Fee Letter.  The  Administrative  Agent shall have
              --------------------------
     received from the Borrowers the executed, valid and enforceable Cooperation and Fee Letter;

          (o) Mexican  Bank  Notices.  The Mexican  Collateral  Agent shall have
              ----------------------
     received letters executed by the Mexican Borrowers to each financial institution in which it has an account in which such financial institution is notified that such Mexican Borrower has granted a security interest in such account to the Mexican Collateral Agent;

          (p) Purchase  Order.  Borrowers  shall have committed to purchase from
              ---------------
     Vendor or its affiliates not less than $10,000,000 of equipment, software and services pursuant to the Supply Contracts, in addition to any such equipment, software or services the purchase of which was financed in whole or in part pursuant to the Lucent Credit Agreement;

          (q) Service of Process.  The Administrative  Agent shall have received
              ------------------
     evidence that each of the Borrowers has appointed an agent for service of process in New York, New York, U.S.A.;

          (r) Political  Risk  Insurance.  The  Administrative  Agent shall have
              --------------------------
     received an Endorsement for political risk insurance, from an insurer reasonably satisfactory to the Administrative Agent in connection with the Network in compliance with Section 5.14 in an amount of coverage not less than one-half the principal amount of the Initial Loans;

          (s) Due Diligence.  The  Administrative  Agent shall be satisfied with
              -------------
     its due diligence;

          (t)  Documentation.  All  documentation  in  connection  with any Loan
               -------------
     Document and the transactions contemplated in any such Loan Document shall be in form and substance satisfactory to the Administrative Agent;

          (u) Other Certificates.  The Administrative  Agent shall have received
              ------------------
     such other documents, evidence, or opinions as it may reasonably request in connection with the transactions contemplated hereby;

          (v) Additional  Investment.  Holdings shall have obtained on terms and
              ----------------------
     conditions satisfactory to the Administrative Agent, commitments for an equity investment or debt subordinated in form and substance satisfactory to the Administrative Agent in the aggregate amount of $37,000,000 less the liquidation amount of outstanding Class F Convertible Senior Preferred Stock of Holdings;

          (w)  Acknowledgement  of Concession  Commencement.  The Administrative
               --------------------------------------------
     Agent   shall  have   received   the   executed,   valid  and   enforceable
     Acknowledgement of Concession Commencement;

          (x) Third Party Consents. The Administrative Agent shall have received
              --------------------
     the executed, valid and enforceable Consent and Agreement for each Contractual Obligation listed on Schedule 4.1(x);
                                      ---------------

          (y) No  Material  Adverse  Change.  Since June 30,  2000,  and without
              -----------------------------
     considering for purposes of this condition the items specifically disclosed in Schedule 3.2, there shall have occurred no material adverse change in
        ------------
     the financial condition, operations, assets, liabilities, or prospects of Holdings and its Subsidiaries taken as a whole or of Telereunion or Telereunion International individually; and

          (z) Vendor  Repayment.  The  Borrowers  shall have repaid to Suppliers
              -----------------
     $1,500,000 paid by such Suppliers to Mexican taxing authorities in satisfaction of value added taxes owed by Mexican Borrowers on equipment sold pursuant to Supply Contracts;

          (aa) Mexican Borrower Obligations. The Administrative Agent shall have
               ----------------------------
     received a certificate executed by the Mexican Borrowers as to the amount of the Initial Loan constituting Mexican Borrower Obligations pursuant to clause (ii) of the definition thereof;

          (bb) SCT  Authorizations.  The  Mexican  Collateral  Agent  shall have
               -------------------
     received evidence that the SCT Notice has been filed with the SCT.

          (cc) CFE Consent. The Mexican Collateral Agent shall have received the
               -----------
     CFE Consent.

Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied at or prior to 3:00 p.m., New York City time, on September 30, 2000 (and, in the event such conditions are not satisfied, the Commitments shall terminate at such time).

     Section  4.2   Condition to Each Loan. The agreement of each Lender to make
                    ----------------------
any Loan requested to be made by it on any date (including, without limitation, its Initial Loan), is subject to the satisfaction of the following conditions precedent:

          (a)  Representations  and Warranties.  Each of the representations and
               -------------------------------
     warranties made by the Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date (and, in the case of the representations and warranties made on the Closing Date, after giving effect to the transactions contemplated hereby) after giving effect to any written updates to information provided to the Lenders in compliance with the terms hereof as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

          (b) No Default. No Default or Event of Default shall have occurred and
              ----------
     be continuing on such date or after giving effect to the Loan requested to be made on such date;

          (c) Drawdown  Certificates and Applications.  The Administrative Agent
              ---------------------------------------
     shall have received a Drawdown Certificate with respect to such Loan and Notes duly executed by the Borrowers in accordance with Section 2.5 hereof;

          (d) Liens.  At any time after each of the  Borrowers  is  required  to
              -----
     satisfy the requirement set forth in Section 5.9, the Administrative Agent shall have a first priority security interest in the Collateral to the extent permitted by applicable law and subject to Permitted Liens after obtaining and duly recording the Mexican Mortgages;

          (e) Mexican Security  Documents.  The Mexican Security  Documents have
              ---------------------------
     been filed for registration where they are required to be registered to become effective against third parties;

          (f) Acknowledgement of Indebtedness.  Each Mexican Borrower shall have
              -------------------------------
     executed a notarial instrument (or other kind of instrument which would permit the acknowledgement of indebtedness to be registered at the corresponding Public Register with jurisdiction over the Mexican Mortgages) with respect to any Mexican Borrower Obligation acknowledging its liability for such Mexican Borrower Obligation;

          (g) [Reserved]
               --------

          (h) Supply Contracts.  The Supply Contracts shall be in full force and
              ----------------
     effect and no default or event of default shall have occurred and be continuing thereunder;

          (i) Permits and  Approvals.  Except as otherwise  set forth in Section
              ----------------------
     3.21, the Borrowers shall have the Concession and all consents, permits, approvals and licenses of any Governmental Authority or other Persons necessary on such date in connection with the Network. The Borrowers shall also have received no notice from any Governmental Authority or other Persons that any such consent, permit, approval or license is subject to revocation, termination or modification which, would have a Material Adverse Effect on the ability of the Borrowers to operate the Network;

          (j) Consents,  Licenses and Approvals.  The Administrative Agent shall
              ---------------------------------
     have received with a copy for each Lender, a certificate of a Responsible Officer of the Borrowers (i) attaching copies, if copies have not been provided on an earlier date pursuant to this Section, of all material consents and authorizations of and filings with any Governmental Authority or any other Person that are set forth on Schedule 3.21 (as obtained), and
                                               -------------
     each other material consent, license, permit or authorization that is required to be obtained on or prior to such date or made by the Borrowers in connection with (A) the Loans hereunder, (B) the execution, delivery or performance by each of the Borrowers of the Loan Documents or (C) the validity or enforceability with respect to or against the Borrowers of the Loan Documents or (D) the continuing material business operations of the Borrowers as are reasonably requested by the Administrative Agent, and (ii) stating that such material consents, authorizations and filings, and any other consent, authorization or filing previously submitted pursuant to this Section, (A) are in full force and effect and that all applicable waiting periods under any Requirements of Law shall have expired without any action being taken or threatened by any competent Governmental Authority which would restrain, prevent or otherwise impose material adverse conditions on the transactions contemplated hereby, and (B) constitute all of the consents, licenses, permits or authorizations then required to be obtained by the Borrowers in connection with their material business operations. Each such material consent, authorization and filing shall be in form and substance reasonably satisfactory to the Administrative Agent;

          (k)  Notes.  The  Administrative  Agent  shall have  received  for the
               -----
     account of each Lender a Note in the amount of the Loan it shall make with respect to any Mexican Borrower Obligation on the Borrowing Date;

          (l) Transfer Restriction. There shall be no moratorium or other action
              --------------------
     by a Governmental Authority which restricts the ability of the Borrowers to make payments when due under any Loan Document and to transfer Dollars to the United States, except for administrative requirements which can be routinely satisfied; and

          (m)  Political  Risk  Insurance.  The  amount  of the  political  risk
               --------------------------
     insurance coverage shall have been increased to an amount not less than one-half of the aggregate principal amount of the Loans after giving effect to the making of any Loan requested to be made by any Lender on such date.

Each borrowing of a Loan by the Borrowers hereunder shall constitute a representation and warranty by the Borrowers as of the date thereof that the conditions contained in clauses (a) and (b) of this Section 4.2 have been satisfied.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS
                              ---------------------

          Holdings with respect to itself and each of its Subsidiaries and each of the Borrowers with respect to itself hereby agree that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, unless the Required Lenders shall otherwise consent in writing:

     Section  5.1   Financial  Statements.  Furnish  to the Administrative Agent
                    ---------------------
and  each  Lender:

          (a) as soon as available, but in any event within 105 days after the end of each fiscal year of Holdings, (i) a copy of the audited consolidated balance sheet of Holdings as at the end of such year and the related audited consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case, in comparative form the figures as of the end of and for the previous year, reported on without a "going concern" or like qualification or exception, or a qualification arising out of the scope of the audit, by the Accountants, (ii) a copy of the consolidating balance sheet of Holdings as at the end of such year and the related consolidating statements of income and retained earnings and of cash flows for such year, setting forth in each case, in comparative form the figures as of the end of and for the previous year, and (iii) a copy of the then current, updated Five-year Projections;

          (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of Holdings, (i) the unaudited consolidated and consolidating balance sheet of Holdings as at the end of such quarter and (ii) the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of Holdings for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case, in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer of Holdings as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail, in accordance with GAAP (subject to the addition, in the case of clause (b) of year end audit adjustments) applied consistently throughout the periods reflected therein and with prior periods.

     Section  5.2   Certificates;  Other  Information.  Furnish  to each Lender:
                    ---------------------------------

          (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a) and (b), a certificate of the Accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default having occurred as of the end of the fiscal year covered by such financial statements, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Section 5.1, a certificate of a Responsible Officer of each of the Borrowers stating that each of the Borrowers during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition in all material respects, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it during such period, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

          (c) promptly upon receipt thereof, copies of all reports submitted to any of the Borrowers by independent certified public accountants in connection with each annual, interim or special audit of the books of each of the Borrowers made by such accountants, including, without limitation, any management letter commenting on each of the Borrowers' internal controls submitted by such accountants to management in connection with their annual audit;

          (d) promptly upon filing thereof, copies of any filing that Holdings or any of its Subsidiaries files with the SEC; and

          (e) promptly, such additional financial and other information within the possession of any of the Borrowers as any Lender may from time to time reasonably request through the Administrative Agent.

     Section  5.3   Payment of Obligations.  Pay, discharge or otherwise satisfy
                    ----------------------
at or before maturity or before they became delinquent, as the case may be, all its material obligations of whatever nature including taxes and fees, except as contemplated by this Agreement or where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of any of the Borrowers or the failure to pay the same could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, as the case may be.

     Section  5.4   Conduct  of  Business;  Maintenance of Existence; Compliance
                    ------------------------------------------------------------
with  Laws.  Continue  to  engage  in  business  of the same general type as now
----------
conducted by or as contemplated in the Supply Contracts and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable, in any material respect in the normal conduct of its business except as otherwise permitted pursuant to Section 6.2; comply in all material respects with all Contractual Obligations and Requirements of Law (excluding, for purposes of this Section 5.4, Requirements of Law and Contractual Obligations specifically addressed elsewhere in this Article V) except where (a) any such Contractual Obligation is being contested in good faith, a bona fide dispute exists with respect to any such Contractual Obligation or failure to comply therewith could not in the aggregate, reasonably be expected to have a Material Adverse Effect and (b) the failure to comply with any such Requirements of Law could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section  5.5   Maintenance  of  Property; Insurance.  (a) Keep all property
                    ------------------------------------
material to the conduct of its business in good working order and condition (normal wear and tear and obsolescence excepted); (b) maintain insurance with financially sound and reputable insurance companies with an A.M. Best rating of A- or better on such of its property and in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and (c) furnish to the Administrative Agent, upon written request, full information as to the insurance carried. In addition, as soon as reasonably practicable after receipt from the relevant insurers of any payment of any claim under any insurance policy for loss or damage to the Collateral, the Borrowers shall deposit all such proceeds that any Borrower receives into a separate segregated account with the U.S. Collateral Agent for the benefit of the Lenders in accordance with the Collateral Agency Agreement. Subject to the Collateral Agency Agreement, the Borrowers shall be permitted to withdraw any amount on deposit in such account for the sole purpose of acquiring equipment of at least substantially similar nature or value to the affected Collateral from the Vendor or otherwise or to prepay Loans outstanding in accordance with Section 2.8(b). If at any time following the Closing Date, any insurance company providing insurance pursuant to clause (b) of this Section falls to a level below the required rating, the Borrowers shall, as soon as possible and in no event later than 30 days after such downgrading of the required rating, replace such insurance with insurance from an insurance company with the required rating acceptable to the Administrative Agent.

     Section 5.6   Inspection of Property; Books and Records; Discussions.  Keep
                   ------------------------------------------------------
proper financial records in conformity with GAAP and all Requirements of Law; and permit (a) representatives of the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during normal business hours, upon advance written notice, and as often as may reasonably be desired; provided, that during the continuance of an Event of Default, no advance notice shall be required, and (b) upon advance written notice during normal business hours, representatives of the Administrative Agent or any Lender to discuss the business, operations, properties and financial and other condition of the Borrowers with officers and employees of the Borrowers and with their Accountants.

     Section  5.7   Notices.  Promptly  give  notice to the Administrative Agent
                    -------
and  each  Lender  of:

          (a) the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default by any Borrower under any Contractual Obligation to which any Borrower is bound and of which it has knowledge or notice or (ii) litigation, investigation or proceeding which may exist at any time between any Borrower and any Governmental Authority of which any of them has knowledge or notice, which in either case, if not cured or resolved or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any pending or threatened claim, litigation or proceeding affecting any Borrower, of which any Borrower has knowledge or notice, in which the amount involved is not covered by insurance or in which injunctive or similar relief is sought and which, in either case, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

          (d) the following events, as soon as possible and in any event within 30 days after any Borrower knows or has reason to know thereof (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan, in each of cases (i) and (ii), where such event could reasonably be expected to have a Material Adverse Effect; and

          (e) any other development or event of which any Borrower has knowledge or notice which could reasonably be expected to have a Material Adverse Effect. Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action such Borrower proposes to take with respect thereto.

          Section 5.8  Environmental  Laws.
                       -------------------

          (a) Comply with and use reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all Environmental Permits required by applicable Environmental Laws, except where the failure to so comply with such laws or permits or obtain and maintain such permits could not reasonably be expected to have a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required by any Governmental Authority under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the failure to do any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

     Section  5.9   Maintenance  of  Liens  of  the  Security  Documents.
                    ----------------------------------------------------

          (a) File each Acknowledgement of Indebtedness for registration with the public registry where the Mexican Mortgages are registered within five
     (5) Business Days following the execution thereof.

          (b) Undertake all actions which are necessary or appropriate in the reasonable judgment of the Administrative Agent to (i) maintain the Lenders' security interest in the Collateral (including the priority thereof) in full force and effect at all times, (ii) preserve and protect the Collateral, and (iii) protect and enforce each of the Borrower's rights and title, and the rights of the Lenders, to the Collateral. Subject to the prior written consent of the Administrative Agent, not to be unreasonably withheld if the terms of the proposed agreement are reasonable to the Borrowers, the Borrowers may enter into agreements pursuant to which the Borrowers sell, lease or assign rights or interests in fiber optic cable facilities owned or operated by the Borrowers in exchange for rights or interests in other fiber optic cable facilities provided that a first priority Lien on the resulting rights or interests of the Borrowers pursuant to any such agreement is granted to the Administrative Agent pursuant to Section 5.10.

     Section  5.10   Pledge  of  After  Acquired Property; Additional Borrowers.
                     ----------------------------------------------------------

          (a) If at any time following the Closing Date, any Borrower shall acquire any real property or other property of any nature whatsoever which is intended by the terms of the applicable Security Document to be, but is not, subject to the Liens created by the Security Documents, such Borrower shall, as soon as possible and in no event later than 30 days after the relevant acquisition date and, to the extent permitted by applicable law, grant to the relevant Collateral Agent for the ratable benefit of the Lenders a first priority Lien subject to Permitted Liens on such property as collateral security for, with respect to a Mexican Borrower, the Mexican Borrower Obligations, and with respect to a U.S. Borrower, the Obligations, pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent. Without limiting the foregoing, with respect to each Subsidiary of Holdings which becomes a Material Foreign Subsidiary after the date hereof (whether by acquisition, formation or otherwise), promptly upon such Subsidiary becoming a Material Foreign Subsidiary, Holdings shall, or shall cause the Subsidiary of Holdings which holds the Capital Stock of such Material Foreign Subsidiary to, execute and deliver an instrument in form and substance reasonably satisfactory to the Administrative Agent providing for the pledge of one hundred percent (100%) of the issued and outstanding Capital Stock of such Material Foreign Subsidiary to the U.S. Collateral Agent (or such other collateral agent or Person as the Administrative Agent shall designate for such purpose) for the benefit of the Lenders as security for the

     Obligations and shall deliver to the U.S. Collateral Agent (or such other collateral agent or Person) the stock certificates evidencing such Capital Stock together with undated stock powers for each such certificate, duly executed in blank. In connection with any of the foregoing, the Borrowers, at their own expense, shall execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument (including legal opinions, title insurance, consents and corporate documents) and take all such actions reasonably deemed by the Administrative Agent to be necessary or desirable to ensure the creation, priority and perfection of such Lien.

          (b) (i) Holdings shall cause each new Subsidiary of Holdings created or acquired after the date hereof, which Subsidiary is organized under the laws of the United States, Mexico or any political subdivision of the United States or Mexico, promptly upon such creation or acquisition, to execute an instrument, substantially in the form of the Accession Agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which such new Subsidiary shall become a party hereto and the Lenders agree to permit such Subsidiary to be a Borrower hereunder, and
     (ii) Holdings shall, or shall cause the Subsidiary of Holdings which holds the Capital Stock of such new Subsidiary to, execute and deliver an instrument in form and substance reasonably satisfactory to the Administrative Agent providing for the pledge of 100% of the issued and outstanding Capital Stock of each new Subsidiary of Holdings created or acquired after the date hereof and owned by Holdings or one of its Subsidiaries to the U.S. Collateral Agent or the Mexican Collateral Agent with respect to Subsidiaries incorporated in Mexico for the benefit of the Lenders, and the Borrowers shall deliver to the U.S. Collateral Agent or the Mexican Collateral Agent the stock certificates evidencing such Capital Stock together with undated stock powers for each such certificate, duly executed in blank.

     Section  5.11   Maintenance  of Permits and Approvals.  Obtain each permit,
                     -------------------------------------
consent, license or approval of any Governmental Authority or Person required in connection with the operation of the Network or any part thereof or necessary in the conduct of its business at or before the time such permit, consent, license or approval is required and comply in all material respects with the terms and conditions of, and otherwise maintain in full force and effect without material adverse modification, any such permit, consent, license or approval or any permit, consent, license or approval of any Governmental Authority or Person material in the transaction of its business.

     Section  5.12   Supply Contracts.  Comply in all material respects with the
                     ----------------
terms  and  conditions  of  the  Supply  Contracts.

     Section  5.13   Use  of  Proceeds.  Use  the  proceeds  of the Loans in the
                     -----------------
manner  set  forth  in  Section  2.6.

     Section 5.14   Political Risk Insurance.  Prior to the Closing Date, obtain
                    -------------------------
political risk insurance with respect to the Network acceptable to the Administrative Agent for the benefit of the Lenders; provided, however, that the
                                                     --------  -------
Borrowers shall be responsible for payment of the insurance premiums, exposure fees and any other related charges for a minimum amount of one-half of the aggregate amount of Loans made by the Lenders hereunder.

     Section  5.15   Vextro  Permit.  Within 90 days of the Closing Date, either
                     ---------------
(a) obtain the authorization of the SCT for the mortgage by Vextro of its Permit or (b) cancel such Permit.

     Section  5.16   Conditions  Subsequent.  Within  thirty  (30)  days  of the
                     ----------------------
Closing Date, deliver, or cause the delivery of, each of the following to the Administrative Agent, each duly executed by all parties thereto (other than the Administrative Agent) and in form and substance satisfactory to the
Administrative Agent: (a) the California Landlord's Waiver Agreements, (b) the California Consent, and (c) each Landlord Consent (with respect to leases), Consent and Agreement (with respect to Contractual Obligations) and (d) each other document described on Schedule 5.16.
                                --------------

     Section  5.17   US  Charter  de Mexico, S.A. de C.V.  Within 30 days of the
                     -----------------------------------
Closing Date either (a) cause US Charter de Mexico S.A. de C.V. to execute an Accession Agreement to become a Mexican Borrower and to execute its endorsement of the Notes or (b) dissolve such company.

                                   ARTICLE VI

                               NEGATIVE COVENANTS
                               ------------------

          Holdings with respect to itself and each of its Subsidiaries and each of the Borrowers with respect to itself hereby agree that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document outstanding, each shall not, directly or indirectly, unless the Required Lenders shall otherwise agree in writing:

     Section  6.1   Limitation  on  Liens.  Create,  incur,  assume or suffer to
                    ---------------------
exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):
                                                         ----------------

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of Holdings or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) statutory landlords' liens and carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business for sums which are not overdue for a period of more than 90 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money) leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) all easements, zoning restrictions, flowage rights, rights-of way, covenants, conditions, restrictions, reservations, licenses, agreements and other similar matters, including the unrecorded easements and similar agreements set forth in Schedule 6.1(e), which, in the aggregate, are not
                             ---------------
     substantial in amount and which do not in any case materially detract from the use of the property subject thereto or materially interfere with the ordinary conduct of the business of Holdings or such Subsidiaries;

          (f) Liens in existence on the date hereof  listed on Schedule  6.1(f),
                                                               ----------------
     provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of indebtedness secured thereby shall not subsequently be increased;

          (g) all building codes and zoning ordinances and other laws, ordinances, regulations, rules, orders or determinations of any Federal, state, county, municipal or other governmental authority now or hereafter enacted;

          (h) Liens created pursuant to the Loan Documents;

          (i) restrictions on the transfer of assets imposed by the Concession as now in effect or by any Requirements of Law;

          (j) Liens on any property or asset existing thereon at the time of acquisition of such property or asset and not created in connection with such acquisition; and provided that the amount of Indebtedness secured thereby is not increased in connection with such acquisition and does not exceed the fair market value of property or asset;

          (k) Replacement or renewal of any Lien permitted above, provided that such new Lien is limited to the property or asset which was subject to the prior Lien immediately before such renewal or replacement;

          (l) Liens on fiber optic cable facilities which are part of the Network created pursuant to sales, lease or assignments of rights of interests in such fiber optic cable facilities so long as the condition set forth in Section 5.9(c) is met with respect to such sale, lease or assignment; and

          (m) With respect to PCom Subsidiaries only, Purchase Money Liens on assets not a part of or relating to the Network and securing only Purchase Money Indebtedness permitted under Section 6.13.

     Section  6.2   Limitation  on  Fundamental Changes.  Enter into any merger,
                    -----------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except:

          (a) any Subsidiary of Holdings may be merged or consolidated with or into Holdings (provided that Holdings shall be the continuing or surviving corporation) or with or into any one or more Subsidiaries of Holdings or with or into another Person (provided that the Subsidiary of Holdings shall be the continuing or surviving corporation);

          (b) any Subsidiary of each of the Borrowers may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrowers or any other Subsidiary of the Borrowers so long as the effect of such sale, lease, transfer or other disposition will not dilute such assets without proper consideration; and

          (c) Holdings or any Subsidiary of Holdings may be merged or consolidated with or into another Person provided that Holdings or such Subsidiary shall be the continuing or surviving corporation and that, following such merger or consolidation, no default or Event of Default would exist and be continuing hereunder.

     Section  6.3   Limitation  on  Investments,  Loans  and Advances.  Make any
                    -------------------------------------------------
advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in any Person (an "Investment"), except:
 ----------

          (a)  extensions  of  trade  credit  and   endorsements  of  negotiable
     instruments and other documents in the ordinary course of business;

          (b) Investments in Cash Equivalents;

          (c) Investments by any Borrower in another Borrower;

          (d) loans to officers, directors and employees of the Borrowers, Holdings and their Subsidiaries where cash is paid out to such officers, directors, and employees shall not exceed in the aggregate $500,000 at any one time;

          (e) Investment in Telecommunications companies in an amount not to exceed $10,000,000 per annum; and

          (f) acquisitions of Telecommunications equipment.

     Section  6.4   Limitation  on  Optional  Payments and Modifications of Debt
                    ------------------------------------------------------- ----
Instruments  and other Obligations.  (a) Make any optional payment or prepayment
----------------------------------
on or redemption, defeasance or purchase of any Indebtedness unless otherwise permitted under Article II hereof, (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness (other than any such amendment, modification or change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or would reduce the rate or extend the date for payment of interest thereon, (ii) does not in any way adversely affect the interests of the Administrative Agent or the Lenders hereunder, thereunder or under the other Loan Documents, or (iii) is of a technical or clarifying nature), or (c) amend, modify or change, or consent or agree to any amendment, modification or change to the articles of incorporation (or such similar charter documents) of the Borrowers in any material respect.

     Section  6.5   Limitation  on Transactions with Affiliates.  Enter into any
                    -------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, or (b) in the ordinary course of Holdings' or such Subsidiary's business and upon fair and reasonable terms no less favorable to Holdings or such Subsidiary, as the case may be, than it would obtain in a comparable arm's-length transaction with a Person which is not an Affiliate; provided that the foregoing restriction shall
                                   -------- ----
not prohibit (i) transactions among the Borrowers and any Subsidiary thereof and between Subsidiaries, or (ii) indemnification payments to officers and directors of any Borrower or any of its respective Subsidiaries.

     Section 6.6   Limitation of Restricted Payments.  Declare or make, or agree
                   ---------------------------------
to pay or make, directly or indirectly, any Restricted Payment (or incur any obligation to do so), except (a) each of the Borrowers may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock that are pledged pursuant to the Pledge Agreement as provided therein, (b) Subsidiaries may declare and pay dividends to their shareholders with respect to their Capital Stock ratably to each Borrower and other Person then holding Capital Stock of such Subsidiary (based on the ownership interest of each such shareholder at such time without regard to class), (c) Subsidiaries may make payments to their shareholders on account of the redemption of their Capital Stock ratably to each Borrower and other Person then holding Capital Stock of such Subsidiary (based on the ownership interest of each such shareholder at such time without regard to class), (d) each Borrower may declare and pay dividends to the other Borrowers with respect to their Capital Stock, (e) each Borrower may make any payment on any Indebtedness owed to another Borrower but solely to the extent permitted pursuant to Article VIII, (f) if at the time thereof and after giving effect thereto no Default has occurred and is continuing, each of the Borrowers may make a payment in cash on the date that any amount is due and payable with respect to any Indebtedness listed on Schedule 6.6 in an amount not exceeding the amount due and owing or
            -------------
(g) Holdings may declare and pay Permitted  Preferred Cash  Dividends;  provided
                                                                        --------
that any Restricted Payment otherwise permitted pursuant to this Section shall not be permitted unless the Borrower shall have delivered to the Administrative Agent, prior to such Restricted Payment, a certificate signed by a Responsible Officer setting forth the amount of such Restricted Payment and certifying that all conditions to such Restricted Payment are satisfied.

     Section 6.7   Limitation on Changes in Fiscal Year.  Without the consent of
                   ------------------------------------
the Required Lenders, which shall not be unreasonably withheld, permit the fiscal year of the Borrowers to end on a day other than December 31.

     Section 6.8   Limitation on Issuance of Capital Stock.  Without the consent
                   ---------------------------------------
of the Required Lenders, sell, assign, transfer or otherwise dispose of any Capital Stock pledged as Collateral; or, without the consent of the Required Lenders, which shall not be unreasonably withheld, otherwise issue and sell any Capital Stock or beneficial interest therein (including, without limitation, preferred stock) of any Borrower other than Holdings, where such issuance and sale would result in any Persons (other than the Borrowers) holding in the aggregate in excess of five percent of such Borrower.

     Section  6.9   Conduct  of Business.  Engage in any business other than the
                    --------------------
business  of  telecommunications  and  businesses  which  are  related  thereto.

     Section 6.10   Amendment of Material Contracts.  Without the consent of the
                    -------------------------------
Required Lenders, amend, modify or supplement a material term of (a) a Contractual Obligation in connection with the construction, operation, ownership and maintenance of the Network or the business derived from the Network, or (b) any other Contractual Obligation, the amendment or modification of which could reasonably be expected to have a Material Adverse Effect.

     Section  6.11   Additional  Bank Accounts.  Open, establish or maintain any
                     -------------------------
deposit account, investment account or any other account with any bank or other financial institution, other than the accounts set forth in Schedule 3.28,
                                                                  -------------
except with the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, and subject to such conditions thereto as the Administrative Agent may establish in accordance with Section 5.10.

     Section  6.12   Infrastructure  Build  Out.  Commit  to  build or construct
                     --------------------------
telecommunications infrastructure in any city other than Atlanta (Georgia), Los Angeles (California), Houston (Texas), Miami (Florida), or San Diego (California); provided however, that Holdings or any Subsidiary of Holdings may commit to build out or construct telecommunications infrastructure in any of the Additional Approved Cities, in each case (a) as contemplated in, and consistent with, the Approved Build-Out Plan and for each such Additional Approved City, subject to delivery to the Administrative Agent, at least three (3) months prior to entering into any such commitment or commencing any such build-out, of a fully funded plan (including evidence showing that Holdings or such Subsidiary has obtained all financing required or contemplated by the Approved Build-Out Plan for such city) in connection with such Additional Approved city, all to the reasonable satisfaction of the Administrative Agent, and (b) only for so long as and to the extent that, at the time of any such commitment and after giving effect thereto, no Default has occurred and is continuing, and, with respect to each of the financial covenants set forth in Article VII, (i) Borrowers were in full compliance therewith as of the most recent date such financial covenant was (is being) measured, without requiring any waiver thereof or amendment thereto to enable such compliance, and (ii) no Default could reasonably be expected to exist as of the next date on which such financial covenant is to be measured.

     Section 6.13   Limitation on Indebtedness.  Create, incur, assume or permit
                    --------------------------
to exist any Indebtedness other than (a) Indebtedness of the Mexican Borrowers of up to two million seven hundred fifty thousand Dollars ($2,750,000) in respect of Financing Lease Obligations, (b) Purchase Money Indebtedness of the PCom Subsidiaries in an aggregate amount of up to fifty million Dollars
($50,000,000)  for  the  purchase  of  assets  not  a part of or relating to the
Network,  and  (c)  Indebtedness  existing  on the Closing Date and described in
Schedule  6.13.
--------------

     Section  6.14   Limitation  on  Sale of Collateral.  Without the consent of
                     ----------------------------------
the Required Lenders, sell, assign (by operation of law or otherwise), lease, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, except that Borrowers and their Subsidiaries may (a) sell inventory or obsolete or unnecessary equipment, in each case in the ordinary course of business; and (b) make other sales or dispositions of assets (other than the Capital Stock of any Subsidiary) if all of the following conditions are met: (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $250,000 and the aggregate market value of assets sold or otherwise disposed of in any fiscal year does not exceed $1,500,000; (ii) the consideration received is at least equal to the fair market value of such assets; (iii) the Net Proceeds of such asset sale or other disposition are applied to the Obligations or are used to acquire replacement property, in each case as set forth in Section 2.8(b)(iii); and (iv) no Default shall then exist or result from such sale or other disposition.


                                   ARTICLE VIII

                              SUBORDINATION; WAIVER
                              ---------------------

     Section  8.1   Subordination.
                    -------------

     (a)     Generally.  The  Subordinated  Claims  shall  be  and  hereby  are
             ---------
expressly made subordinate and junior in right of payment to all Obligations to the extent and in the manner provided in these Subordination Provisions. These Subordination Provisions are made for the benefit of the Secured Parties including the Collateral Agents, and the Collateral Agents are express third party beneficiaries hereof, with the same effect as if their names were written as such in this Agreement. Any Secured Party or all of them may proceed to enforce these Subordination Provisions. Each Borrower waives any and all notice of the creation or accrual of any Obligation and notice of acceptance and proof of reliance upon these Subordination Provisions by any Secured Party. Moreover, each Borrower agrees:

               (i) to be bound by these Subordination Provisions;

               (ii) that each  Obligation  shall  conclusively be deemed to have
          been  created,   contracted,  and  incurred  in  reliance  upon  these
          Subordination Provisions; and

               (iii) that all dealings between any Borrower and the Secured Parties shall be deemed to have been consummated in reliance upon these Subordination Provisions.

          (b) Binding on Transferees,  Etc. These Subordination Provisions shall
              ----------------------------
     be binding upon any transferee or assignee of any Subordinated Claim.

          (c) Legend. Each note or other instrument  evidencing any Subordinated
              ------
     Claim (or, if none, the relevant Subordinated Agreement) shall contain the following legend, conspicuously noted on the face thereof:

          THIS [NAME OF INSTRUMENT OR AGREEMENT] IS SUBJECT TO THE SUBORDINATION PROVISIONS SET FORTH IN ARTICLE VIII TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 29, 2000, AMONG TELEREUNION S.A. DE C.V., A MEXICAN CORPORATION, TELEREUNION INTERNATIONAL, S.A. DE C.V., A MEXICAN CORPORATION, TELSCAPE INTERNATIONAL, INC., A TEXAS CORPORATION, AND THE OTHER BORROWERS LISTED ON SCHEDULE 1.0 THERETO AND THE ADDITIONAL BORROWERS FROM TIME TO TIME PARTY THERETO, GENERAL ELECTRIC CAPITAL CORPORATION, IN ITS CAPACITY AS ADMINISTRATIVE AGENT AND LENDER, AS WELL AS THE SEVERAL LENDING INSTITUTIONS THAT FROM TIME TO TIME ARE PARTY THERETO.

     Section  8.2   Turnover  of  Improper  Payments.  If  any  payment  or
                    --------------------------------
distribution of any character (whether in cash, securities, or other property) shall be received by any Borrower in contravention of any of the terms hereof, such Borrower shall promptly deliver such payment or distribution to the Administrative Agent. The Administrative Agent and each Secured Party is irrevocably authorized to supply any required endorsement or assignment that may have been omitted. Until so delivered, such Borrower shall (a) hold such improper payment or distribution in trust for the Secured Parties and (b) not commingle such payment or distribution with other funds or property of any Borrower. The foregoing obligation shall survive, and shall not be in any way affected by, the result of any Proceeding.

     Section  8.3   Obligations  Absolute;  Waivers.
                    -------------------------------

          (a) No Prejudice or Impairment.  The  liabilities of any Borrower with
              --------------------------
     respect to the Obligations or the Subordination Provisions shall remain in full force and effect without regard to, and shall not be impaired or affected by:

               (i)  any act or failure to act on the part of any Borrower;

               (ii) any renewal, extension, accrual, or indulgence in respect of any payment or prepayment of any Obligation or any part thereof or in respect of any other amount payable to any Secured Party;

               (iii) any amendment, modification, or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent, or other action in respect of, any of the terms of any Loan Document or any other agreement that may be made relating to any Obligation;

               (iv) any exercise or non-exercise by any Secured Party of any right, power, privilege, or remedy under or in respect of any Obligation or these Subordination Provisions, or any waiver of any such right, power, privilege, or remedy or of any default in respect of such Obligation, any Loan Document, or these Subordination Provisions;

               (v) any receipt by any Secured Party of any security, or any failure by such Secured Party to perfect a security interest in, or any release by such Secured Party of, any security for the payment of any Obligation;

               (vi) any merger or consolidation of any Borrower into or with any other Person, or any sale, lease, or transfer of any or all of the assets of any Borrower to any other Person, with or without the consent of any Secured Party;

               (vii) absence of any notice to, or knowledge by, the Borrowers of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (i) through (vi); or

               (viii) any other circumstance whatsoever.

     (b) Waivers. The Borrowers unconditionally waive:
         -------

               (i) notice of any of the matters referred to in Section 8.5(a);

               (ii) to the extent permitted by law, all notices that may be required, whether by statute, rule of law, or otherwise, to preserve intact any rights of any Secured Party against any Borrower, including any:

                     (A) demand,  presentment,  protest,  or proof of notice of nonpayment under any Obligation; and

                     (B) notice of any  failure  on the part of any  Borrower to perform and comply with any covenant, agreement, term, or condition of any Loan Document;

               (iii) any condition to the enforcement, assertion, or exercise by any Secured Party of any right, power, privilege, or remedy conferred in any Loan Document or otherwise;

               (iv) any  requirement  of  diligence  on the part of any  Secured
          Party;

               (v) any requirement on the part of any Secured Party to mitigate damages resulting from any default under any Loan Document;

               (vi) any notice of any sale, transfer, or other disposition of any Collateral by any Secured Party;

               (vii) any defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance of any provision of this Agreement or the Notes;

               (viii) the defense that any claim asserted by any Secured Party pursuant to any provision of this Agreement or the Notes is res judicata as a result of any decision rendered in any prior proceeding; and

               (ix) any other matter that could result in a defense to the enforcement of any provision of this Agreement or the Notes.

          (c)  Reinstatement.  The  obligations  of the  Borrowers  under  these
               -------------
     Subordination Provisions shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Obligation, or any other payment to any Secured Party in its capacity as such, is rescinded or must otherwise be restored or returned by such Secured Party upon the occurrence of any Proceeding, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

          (d)  Modifications,  Etc., of the  Obligations.  Each Borrower  hereby
               -----------------------------------------
     irrevocably consents and assents to:

               (i) any renewal, extension, or postponement of the time of payment of any Obligation or any other indulgence with respect thereto;

               (ii) any increase in the amount of any Obligation;

               (iii) any substitution, exchange, or release of collateral for any Obligation;

               (iv)  the  addition  or  release  of  any  Person   primarily  or
          secondarily liable for any Obligation; and

               (v) the provisions of any  agreement,  instrument,  security,  or
          other  writing  evidencing,  amending,   supplementing,  or  otherwise
          modifying any Obligation.

     Section 8.4   Subrogation.  No Borrower shall have any subrogation or other
                   -----------
right as the holder of an Obligation, and each Borrower hereby waives all rights to exercise subrogation rights and all rights of reimbursement or indemnity whatsoever and all rights of recourse to any security for any Obligation until the Obligations shall have been Indefeasibly Paid.

     Section  8.5   Limitation  on Actions.  Each Borrower agrees and undertakes
                    ----------------------
that:

          (a) Generally.  Except as provided in Section 8.2 hereof,  no Borrower
              ---------
     shall:

               (i) demand, sue for, or accept from any other Borrower or any other Person any payment or collateral in respect of any Subordinated Claim;

               (ii) take any action to enforce any of its rights or exercise any of its remedies in respect of any Subordinated Claim or any collateral therefor, including any action to foreclose on any asset of any Borrower; or

               (iii) commence, prosecute, or participate in any administrative, legal, or equitable action against any Borrower to enforce payment of any Subordinated Claim;

          (b) Rights of the Secured  Parties Upon a Violation.  If any Borrower,
              -----------------------------------------------
     in violation of any provision herein set forth, shall commence, prosecute, or participate in any suit, action, case, or proceeding against any
     Borrower:

               (i) any Borrower may interpose as a defense or plea the provisions set forth herein, and any Secured Party may intervene and interpose such defense or plea in its own name or in the name of any Borrower; and (ii) any Secured Party shall, in any event, be entitled to restrain the enforcement of the payment provisions of any Subordinated Agreement in its own name or in the name of any Borrower, as the case may be, in the same suit, action, case, or proceeding or in any independent suit, action, case, or proceeding.

          (c) No Collateral for any Subordinated  Claim. No Borrower shall take,
              -----------------------------------------
     obtain, or hold (or permit anyone acting on its behalf to take,  obtain, or hold) any assets of any Borrower, whether as a result of any administrative, legal, or equitable action, or otherwise, in violation of the provisions of these Subordination Provisions.

     Section  8.6   Proceedings.
                    -----------

          (a) No  Commencement by any Borrower.  No Borrower shall commence,  or
              --------------------------------
     join with any other creditor or creditors of any Borrower in commencing, any Proceeding.

          (b) Rights of the Secured Parties in a Proceeding.  Each Secured Party
              ---------------------------------------------
     is hereby irrevocably authorized (but not required) in any Proceeding:

               (i) to enforce claims comprising Subordinated Claims in the name of any Borrower by proof of debt, proof of claim, suit, or otherwise;

               (ii) to collect any assets of any Borrower distributed, divided, or applied by way of dividend or payment, and any securities issued, in each case on account of Subordinated Claims, and apply the same to Senior Claims; provided that if any Secured Party receives any payment in excess of its Obligation, it shall either pay such excess to the Borrowers as directed in the Proceeding or interplead such excess with a court of competent jurisdiction;

               (iii) to vote claims comprising Subordinated Claims to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension; and

               (iv) to take generally any action in connection with such Proceeding that any Borrower might otherwise take. Each Borrower shall cooperate fully with each Secured Party and perform all acts requested by any Secured Party to enable any Secured Party to enforce any Subordinated Claim as aforesaid on behalf of such Secured Party, including filing appropriate proofs of claim and executing and delivering all necessary powers of attorney, assignments, or other instruments.

          (c) Inquiry by a Borrower.  After the  commencement of any Proceeding,
              ---------------------
     any Borrower may inquire in writing to any Secured Party whether such Secured Party has exercised the rights set forth in Section 8.6(b) hereof with respect to such Borrower's Subordinated Claim. If, within a reasonable time after receipt of such inquiry, no Secured Party:

               (i) files a proof of claim with respect to such Subordinated Claim and furnishes a copy thereof to such Borrower; or

               (ii) informs such Borrower in writing that such Secured Party intends to exercise its right to assert such Subordinated Claim on behalf of such Secured Party in the manner provided in Section 8(b) hereof, such Borrower may (but shall not be required to) proceed to file a proof of claim with respect to its Subordinated Claim and take such further steps with respect thereto, not inconsistent with these Subordination Provisions, as such Borrower may deem proper.

          (d) Effect of a Proceeding.  No ruling made or decision reached in any
              ----------------------
     Proceeding shall:

               (i) be considered a full and fair determination of the rights and obligations of any Secured Party or Borrower pursuant to these Subordination Provisions; or

               (ii) in any way prevent any Secured Party from enforcing its fights under these Subordination Provisions in a court of law, arbitral tribunal, or otherwise.

     Section  8.7   Termination.  These Subordination Provisions shall terminate
                    -----------
on  the  date  that  the  Obligations  are  Indefeasibly  Paid.

     Section  8.8   Understanding of Waivers.  Each Borrower warrants and agrees
                    ------------------------
that the waivers set forth in this Article VIII are made with fill knowledge of their significance and consequences. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

     Section  8.9   Unlimited  Liability.  The  Obligations  of  the  Borrowers
                    --------------------
hereunder shall be in addition to any obligations of the Borrowers to the Lenders heretofore given or hereafter to be given to the Lenders unless such other obligations are expressly modified or terminated in writing or repaid. The liability of the Borrowers to the Lenders shall at all times be deemed to be the aggregate liability of the Borrowers under the terms of this Agreement and of any other obligations heretofore or hereafter incurred by the Borrowers to the Lenders and not expressly terminated or modified in writing or repaid.

                                   ARTICLE IX

                                EVENTS OF DEFAULT
                                -----------------

          If  any  of  the  following  events  shall  occur  and be continuing:

          (a) The Borrowers shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or

          (b) the Borrowers shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or

          (c) Any representation or warranty made or deemed made by any Borrower herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made or furnished; or

          (d) Any Borrower shall default in the observance or performance of any covenant or other agreement contained in Sections 5.2(f), 5.4, 5.5, 5.9, 5.10, 5.15 or 5.16, Article VI, or Article VII; or

          (e) Any Borrower shall default in the observance or performance of any covenant or other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (d) of this Section), and such default shall continue unremedied for a period of 30 days; or

          (f) Any Borrower shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided however, that no
                                                     --------  -------
     Default or Event of Default shall exist under this paragraph unless the aggregate amount of Indebtedness or Guarantee Obligations in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $500,000; or

          (g) (i) Any Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, quiebra, insolvency, concurso mercantil, reorganization or relief of debtors, seeking to have an order for relief entered with respect to or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment and (B) remains undismissed, unvacated, undischarged or unbonded for a period of 30 days; or (iii) there shall be entered any order for the issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of any Borrower which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof or (iv) any Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (h) (i) Any Borrower shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan of such Borrower, (ii) any accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan of such Borrower shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed (or a trustee shall be appointed) to administer, or to terminate, any Single Employer Plan which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA,
     (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrowers or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any material liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, or (vi) any other similar event or condition shall occur or exist with respect to a Plan that could result in a liability (other than in the ordinary course), and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (i) The provisions contained in Article VIII shall cease to be enforceable in accordance with their terms; or

          (j) One or more judgments or decrees shall be entered against any Borrower involving individually a liability of $500,000 or more (not paid or fully covered by insurance or with respect to which coverage has been denied by the insurers), and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (k) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect or fail to provide the Liens, security interests, rights, title, interest, remedies, powers or privileges intended to be created therein, or any of the Borrowers shall so assert in writing,
     (ii) there shall be a default or event of default under any Security Document, or (iii) any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority, purported to be created thereby; or

          (l) Other than as  otherwise  described on Schedule  3.21 hereof,  the
                                                     --------------
     Borrowers shall fail to have in full force and effect any consent, permit, approval or license (or any material portion thereof) (i) material for the transaction of its business, which failure has a Material Adverse Effect or
     (ii) required for the transactions contemplated hereby; or

          (m) An event of default on the part of Holdings or any Borrower shall exist and be continuing under the Supply Contracts, or Holdings or any Borrower shall terminate or purport to terminate a Supply Contract other than as a result of a breach by the Vendor of its obligations thereunder; or

          (n) Expropriation, condemnation, confiscation or nationalization by any Governmental Authority of any Borrower or of all or a material part of the assets or capital of any Borrower for a period of longer than thirty
     (30) days if the result of such expropriation, condemnation, confiscation or nationalization has a Material Adverse Effect; or

          (o) Any Change in Control shall occur; or

          (p) Any termination, revocation, impairment in a material manner, or the failure to renew the Concession or issuance of any final resolution that concludes that any Borrower is in serious breach of the Concession; or

          (q) Vesting of tax liens of $500,000 or more as the result of any Borrower's failure to pay taxes when due (except in the event of good faith challenge by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrowers, as the case may be, in conformity with GAAP); or

          (r) Adverse event affecting (i) a Contractual Obligation in connection with the construction, operation, ownership and maintenance of the Network or the business derived from the Network, if the result of such would be a Material Adverse Effect, or (ii) any other Contractual Obligation, if the result of such would be a Material Adverse Effect;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i), (ii) or (iii) of paragraph (g) of this Section with respect to any Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrowers declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall by notice to the Borrowers, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                    ARTICLE X

                            THE ADMINISTRATIVE AGENT
                            ------------------------

     Section  10.1   Appointment.  Each Lender hereby irrevocably designates and
                     -----------
appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents and each Lender irrevocably authorizes the Administrative Agent, in such capacity, to enter into any such Loan Document on its behalf, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

     Section  10.2   Delegation of Duties.  The Administrative Agent may execute
                     --------------------
any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section  10.3   Exculpation  Provisions.  Neither  the Administrative Agent
                     -----------------------
nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrowers or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any of the Borrowers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrowers.

     Section  10.4   Reliance by Administrative Agent.  The Administrative Agent
                     --------------------------------
shall be entitled to rely and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to make any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Document in accordance with a request of the Required Lenders or all Lenders, as the case may be, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

     Section  10.5   Notice  of  Default.  The Administrative Agent shall not be
                     -------------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice (in accordance with Section 11.2) from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders or all Lenders, as the case may be; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     Section  10.6   Non-Reliance  on  Administrative  Agent  and Other Lenders.
                     ----------------------------------------------------------
Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or furnished to the Administrative Agent for the account of or with a copy or counterpart for any of the Lenders, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     Section  10.7   Indemnification.  The  Lenders  agree  to  indemnify  the
                     ---------------
Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

     Section  10.8   Administrative  Agent  in  Its  Individual  Capacity.  The
                     ----------------------------------------------------
Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with each of the Borrowers and its respective Affiliates as though it were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, it shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include it in its individual capacity.

     Section  10.9   Successor  Administrative  Agent.  The Administrative Agent
                     --------------------------------
may resign as Administrative Agent upon 10 days' prior written notice to the Lenders and the Borrowers. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be subject to the approval of the Borrowers if no Default or Event of Default shall have occurred and be continuing (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article X shall inure to the benefit of such retiring Person as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents.

                                   ARTICLE XI

                                  MISCELLANEOUS
                                  -------------

     Section  11.1   Amendments  and  Waivers.  Neither  this  Agreement nor any
                     ------------------------
other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with any Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrowers hereunder or thereunder, (b) release collateral or (c) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver
                                          --------- -------
and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan made by any Lender or of any installment thereof, or reduce the stated rate of any interest thereon or reduce the fee payable hereunder to any Lender or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Lender's Commitments, in each case without the written consent of each Lender directly affected thereby, (ii) amend, modify or waive any provision of this Section 11.1 or reduce the percentages specified in the definition of Required Lenders or consent to the assignment or transfer by any Borrower of any of its respective rights and obligations under this Agreement and the other Loan Documents or release all or substantially all of the Collateral, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Article X without the written consent of the then
Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon any Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrowers, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section  11.2   Notices.  All  notices, requests and demands to or upon the
                     -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission followed by other delivery,) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or, in the case of telecopy notice, when received, addressed to  the  addresses  set  forth  on  Schedule  11.2  of  the  Borrowers  and  the
                                    --------------
Administrative Agent by messenger or by mail, or to such other address as may be hereafter notified in writing by the respective parties hereto; provided that
                                                                   --------
any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.2, 2.4, 2.8 or 2.12 shall not be effective until received.

     Section  11.3   No Waiver; Cumulative Remedies.  No failure to exercise and
                     ------------------------------
no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     Section  11.4   Survival.  All  covenants,  agreements, representations and
                     --------
warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of the Loans hereunder regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 11.5 and Article X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

     Section  11.5   Payment,  Expenses  and  Taxes.  The  Borrowers jointly and
                     ------------------------------
severally agree (a) to pay or reimburse the Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with the Loans and the Commitments, legal due diligence in connection therewith, and the development, preparation and execution of, and any amendment, supplement or modification to, consent to, or waiver of, the breach of any provision of, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agents, (b) to pay or reimburse each Lender and each Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders and the Agents, (c) to pay, and indemnify and hold harmless each Lender and each Agent from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise, mortgage recording and other similar taxes, if any, which are payable or determined to be payable in connection with the execution and delivery of, or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay and indemnify and hold harmless each Lender and each Agent from and against, any and all other liabilities (excluding taxes other than Non-Excluded Taxes and excluding Excess Withholding Taxes), obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, or the use of the proceeds of the Loans, and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under any Environmental Law applicable to the operations of the Borrowers or any of the Properties (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided, that the
                                   -----------------------    --------
Borrowers shall have no obligation hereunder to any Agent or any Lender with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Agent or any such Lender or for special, indirect, consequential or punitive damages. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

     Section  11.6   Successors  and  Assigns;  Participations  and Assignments.
                     ----------------------------------------------------------

          (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agent and their respective successors and assigns, except that none of the Borrowers may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender and any assignment or transfer by any Lender of its rights or obligations under this Agreement or any Loan Document must be made in compliance with this Section 11.6 (and any purported assignment in violation of this Section shall be null and void).

          (b) Any Lender may, without the consent of the Borrowers or the Administrative Agent, at any time sell to one or more financial institutions or other entities ("Loan Participants") participating
                                           -------------------
     interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Loan Participant, (i) such Lender's obligation under this Agreement to the other parties to this Agreement shall remain unchanged,
     (ii) such Lender shall remain solely responsible for the performance thereof, (iii) such Lender shall remain the holder of any such Loan or other interest for all purposes under this Agreement and the other Loan Documents, (iv) the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) no Loan Participant under any participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrowers therefrom, except with respect to the matters described in clauses (i) and (ii) of the proviso to the second sentence of Section 11.1. The Borrowers agree that, while an Event of Default shall have occurred and be continuing if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Loan Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this

     Agreement;  provided, that, in purchasing such participating interest, such
                 --------
     Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 11.7(a) as fully as if it were a Lender hereunder. The Borrowers also agree that each Loan Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it were a Lender, provided that, in the case of Section 2.15 such Loan Participant shall have complied with the requirements of said Section and provided, further, that no Loan Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in connection with the same event or circumstance in respect of the amount of the participation transferred by such transferor Lender to such Loan Participant had no such transfer occurred.

          (c) Any Lender may at any time and from time to time assign, with the consent of the Administrative Agent in the case of an assignment other than to another Lender or an Affiliate thereof (which in each case shall not be unreasonably withheld), to any other Lender or to a Registered Entity (an "Assignee") all or any part of its rights and obligations under this
      --------
     Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit F executed by such
                                                   ----------
     Assignee, such assigning Lender and in the case of an Assignee that is not then a Lender or an Affiliate thereof, and delivered to the Administrative Agent for its acceptance and recording in the Register. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, shall have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (ii) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto except as to Sections 2.14, 2.15 and 8.5).

          (d) The Administrative Agent, on behalf of the Borrowers, shall maintain at the address of the Administrative Agent referred to in Section
     11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of
                    --------
     the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder (whether or not evidenced by a Note) shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, the Administrative Agent) together with, except in the case of an assignment pursuant to Section 2.18, payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrowers. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this clause.

          (f) The  Borrowers  authorize  each  Lender  to  disclose  to any Loan
     Participant  or  Assignee  (each,  a  "Transferee")   and  any  prospective
                                            ----------
     Transferee, subject to the provisions of Section 11.15, any and all financial information in such Lender's possession concerning the Borrowers and their Affiliates which has been delivered to such Lender by or on behalf of the Borrowers pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrowers in connection with such Lender's credit evaluation of the Borrowers and their Affiliates prior to becoming a party to this Agreement.

          (g) The parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law, provided that no such assignment, whether to a Federal Reserve Bank or other entity, shall release a Lender from any of its obligations hereunder or substitute any such Federal Reserve Bank or other entity for such Lender as a party hereto or permit an absolute assignment to occur other than in accordance with such provisions of this subsection.

     Section  11.7   Adjustments;  Set-off.
                     ---------------------

          (a) If any Lender (a "Benefited Lender") shall at any time receive any
                                ----------------
     payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntary or involuntarily, by set-off pursuant to events or proceedings of the nature referred to in
     Article IX, or otherwise except as to Sections 2.18 and 11.6), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however,
                                                              --------  -------
     that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the
     Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrowers. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

     Section 11.8   Counterparts.  This Agreement may be executed by one or more
                    ------------
of  the  parties  to  this  Agreement  on  any  number  of separate counterparts
(including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be maintained by the Borrowers and the Administrative Agent.

     Section  11.9   Severability.  Any  provision  of  this  Agreement which is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without, to the extent permitted by law, invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not, to the extent permitted by law, invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which is as close as possible to that of the invalid, illegal or unenforceable provision.

     Section  11.10   Integration.  This  Agreement and the other Loan Documents
                      -----------
represent the entire agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

     Section  11.11   Governing  Law.  THIS  AGREEMENT  AND  THE  RIGHTS  AND
                      --------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     Section  11.12   Submission  to  Jurisdiction;  Waivers.
                      --------------------------------------

               (a) Each of the Borrowers, the Administrative Agent and each of the Lenders hereby irrevocably and unconditionally:

                    (i) submits for itself and its  property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; and

                    (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

               (b) Each of the Borrowers hereby irrevocably and unconditionally:

                    (i) consents to the  appointment of CT  Corporation  System,
               1633 Broadway, New York, New York 10019, as its process agent (together with any successor process agent, the "Process Agent")
                                                                 -------------
               upon which service of process in New York, New York, may be served in any legal action or proceeding instituted in such courts. To the extent permitted by applicable law, each of the Borrowers agrees that service of process may be made personally or by mailing or delivering a copy of the summons and complaint or other legal process in any legal action or proceeding to the Borrowers, as the case may be, in care of the applicable Process Agent and such agent is hereby authorized to receive and acknowledge the same for and on behalf of the Borrowers, as the case may be, and to admit service with respect thereto. Service upon the applicable Process Agent shall be deemed in every respect effective service of process upon the Borrowers, as the case may be, and shall be legal and binding upon the Borrowers, as the case may be, for all purposes notwithstanding any failure to mail copies of such legal process to the Borrowers, or any failure on the part of the Borrowers, to receive the same. Each of the Borrowers further agrees that it will not revoke the appointment of the applicable Process Agent so long as any of the Notes remain outstanding or until the appointment, which appointment each of the Borrowers similarly agrees not to revoke, of a successor Process Agent acceptable to the Administrative Agent such acceptance not to be unreasonably withheld and such successor's acceptance of such appointment. Each of the Borrowers agrees that it will at all times continuously maintain the applicable Process Agent to receive service of process in the State of New York on behalf of itself, and, in the event that for any reason such Process Agent shall cease to be the applicable Process Agent, each of the Borrowers shall promptly appoint a successor Process Agent acceptable to the Administrative Agent (such acceptance not to be unreasonably withheld) for service of process in the State of New York and shall promptly deliver to the Administrative Agent a copy of such successor Process Agent's acceptance or acknowledgment of that appointment. Each of the Borrowers will take any and all reasonable action, including, the filing of any and all documents and instruments that may be necessary to continue the appointment of the applicable Process Agent in full force and effect;

                    (ii) agrees that  nothing  herein  shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                    (iii) waives,  to the maximum  extent not  prohibited by law any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     Section  11.13   Acknowledgements.  Each  of  the  Borrowers  hereby
                      ----------------
acknowledges  that:

          (a) it has been advised by counsel in connection with the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrowers arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and Lenders, on one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

     Section  11.14   Waivers  of Jury Trial.  THE BORROWERS, THE ADMINISTRATIVE
                      ----------------------
AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

     Section 11.15   Confidentiality.  Each of the Administrative Agent and each
                     ---------------
Lender agrees to keep confidential all non-public information provided to it by or on behalf of the Borrowers or any Subsidiary thereof that is designated by the Borrowers or any Subsidiary as confidential; provided that nothing herein
                                                    -------- ----
shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent or any other Lender, (b) to any Transferee or prospective Transferee which agrees to comply with the provisions of this Section 11.15, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of such Lender for purposes related to the transactions contemplated by the Loan Documents, (d) upon the request or demand of any Governmental Authority having jurisdiction over the Administrative Agent or such Lender, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to applicable law or regulation, (f) which has been publicly disclosed other than in breach of this Section 11.15, or (g) in connection with the exercise of any remedy hereunder or under any other Loan Document.

    Section  11.16   Judgment  Currency.
                      ------------------

          (a) If for the purposes of enforcing the obligations of any Borrower under this Agreement or the Note or any other Loan Document it is necessary to convert a sum due from the Borrowers in Dollars into another currency, the parties hereto agree, to the fullest extent permitted by applicable law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lenders could purchase Dollars with such currency at or about 11:00 A.M. (New York City time) on the Business Day preceding that on which final judgment is given. To the fullest extent permitted by applicable law, the obligations in respect of any sum due to the Administrative Agent or any Lender under this Agreement or the Note or any other Loan Document shall, notwithstanding any adjudication expressed in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in such other currency the Administrative Agent or such Lender may in accordance with normal banking procedures purchase Dollars with such other currency if the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent or such Lender in Dollars, the Borrowers, jointly and severally, agree to the fullest extent permitted by applicable law, as a separate obligation and notwithstanding any such adjudication, to indemnify the Administrative Agent or such Lender against such loss, and if the amount of Dollars so purchased exceeds the sum originally due to the Administrative Agent or such Lender, the Administrative Agent or such Lender shall remit such excess to the Borrowers.

          (b) All amounts due under this Agreement, the Notes and the other Loan Documents shall be payable in Dollars.

     Section 11.17   Use of English Language.  Any translation of this Agreement
                     -----------------------
into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language or, if any such document or notice is not in the English language, accompanied by an English translation thereof, then the English language version of any such document or notice shall control for purposes hereof.

     Section  11.18   Headings.  Article  and  Section headings and the Table of
                      --------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ADMINISTRATIVE  AGENT:
---------------------
                               GENERAL  ELECTRIC  CAPITAL  CORPORATION
                               as  Administrative  Agent


                               By:
                                   -----------------------------------
                                   Name:     E.  Keith  Min
                                   Title:    Attorney-in-fact

U.S.  BORROWERS
---------------
                               TELSCAPE  INTERNATIONAL,  INC.



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               TELEREUNION,  INC.



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               TELSCAPE  USA,  INC.



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               MSN  COMMUNICATIONS,  INC.



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               INTERLINK  COMMUNICATIONS,  INC.



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               TSCP  INTERNATIONAL,  INC.



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               DC  COMMUNICATIONS,  INC.,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               ENABLECOMMERCE.COM,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               POINTE  COMMUNICATIONS  CORPORATION,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               POINTE  COMMUNICATIONS  CORPORATION,
                               a  Delaware  subsidiary



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               POINTECOM  INCORPORATED,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               GALATEL,  INC.,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               INTERNATIONAL  DIGITAL
                               TELECOMMUNICATIONS  SYSTEMS,  INC.,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               RENT-A-LINE  TELEPHONE  COMPANY,  LLC,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               POINTE  LOCAL  EXCHANGE  COMPANY,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               OVERLOOK COMMUNICATIONS
                               INTERNATIONAL, INC.,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               TOPS  CORPORATION,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               WORLDLINK  COMMUNICATIONS,  INC.,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               PHOENIX  DATANET,  INC.,



                               By:
                                   -----------------------------------
                                    Name:     Peter  Alexander
                                    Title:     President

                               MEXICAN  BORROWERS:
                               ------------------

                               TELEREUNION  S.A.  DE  C.V.,



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               TELEREUNION  INTERNATIONAL,  S.A.  DE  C.V.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               VEXTRO  DE  M  XICO  S.A.  DE  C.V.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               SERVICIOS  CORPORATIVOS  TELSCAPE  DE
                               MEXICO,  S.A  .  DE  C.V.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               TELSCAPE  DE  M  XICO,  S.A.  DE  C.V.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               N.S.I.  S.A.  DE  C.V.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               LAN  AND  WAN  S.A.  DE  C.V.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               M.S.  NOTICIAS  Y  TELECOMUNICACIONES,
                               S.A.  DE  C.V.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               SERVICIOS  DE  COMUNICACION  POPULAR,
                               S.  DE  R.L.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

                               ENABLE  COMMERCE  DE  M  XICO,  S.A.  DE
                               C.V.



                               By:
                                   -----------------------------------
                                    Name:
                                    Title:

Credit  Agreement
                                                                     Exhibit A-1

                       Form of Note for the U.S. Borrowers
                       -----------------------------------

                                                                     Exhibit A-2

           Form of Note for Eurodollar Loans for the Mexican Borrowers
           -----------------------------------------------------------

                                                                     Exhibit A-3

              Form of Note for ABR Loans for the Mexican Borrowers
              ----------------------------------------------------

                                                                     Exhibit B-1

                   Form of Mexican Telecommunications Mortgage
                   -------------------------------------------

                                                                     Exhibit B-2

                       Form of Mexican Industrial Mortgage
                       -----------------------------------

                                                                     Exhibit B-3

                               Form of SCT Letter
                               ------------------

                                                                       Exhibit C

                           Form of Security Agreement
                           --------------------------

                                                                       Exhibit D

                          Form of Drawdown Certificate
                          ----------------------------

                                                                     Exhibit E-1

                  Form of Opinion of Wilmer, Cutler & Pickering
                  ---------------------------------------------

                                                                     Exhibit E-2

                     Form of Opinion of Gallastegui y Lozano
                     ---------------------------------------

                                                                     Exhibit E-3

             Form of Opinion of Gonzalez Calvillo y Forastieri, S.C.
             -------------------------------------------------------

                                                                     Exhibit E-4

              Form of Opinion of Gardere Wynne Sewell & Riggs, LLC
              ----------------------------------------------------

                                                                     Exhibit E-5

                     Form of Opinion of Nida & Maloney, P.C.
                     ---------------------------------------

                                                                     Exhibit E-6

              Form of Opinion of Nowalsky, Bronston & Gothard, LLP
              ----------------------------------------------------

                                                                     Exhibit E-7

               Form of Opinion of Cushing, Morris and Armbruster,
               --------------------------------------------------
                  Florida and Georgia Counsel to the Borrowers
                  --------------------------------------------

                                                                     Exhibit E-8

     Form of Opinion of Moore & Van Allen, PLLC, North Carolina Counsel to the
     -------------------------------------------------------------------------
                                    Borrowers
                                    ---------

                                                                     Exhibit E-9

       Form of Opinion of Gordon & Silver, Nevada Counsel to the Borrowers
       -------------------------------------------------------------------

                                                                       Exhibit F

                        Form of Assignment and Acceptance
                        ---------------------------------

                                                                       Exhibit G

                            Form of Pledge Agreement
                            ------------------------

                                                                       Exhibit H

                       Form of Collateral Agency Agreement
                       -----------------------------------

                                                                       Exhibit I

                         Form of Stock Pledge Agreement
                         ------------------------------

                                                                       Exhibit J

                      Form of Trademark Security Agreement
                      ------------------------------------

                                                                       Exhibit K

                               Form of Endorsement
                               -------------------

                                                                       Exhibit L

                     Form of Collateral Assignment of Lease
                     --------------------------------------

                                                                       Exhibit M

                            Form of Landlord Consent
                            ------------------------

                                                                       Exhibit N

                           Form of Accession Agreement
                           ---------------------------

                                                                       Exhibit O

                        Form of Blocked Account Agreement
                        ---------------------------------

                                                                       Exhibit P

               Form of Landlord's Waiver Agreement (Mountain View)
               ---------------------------------------------------

                                                                       Exhibit Q

                           Form of California Consent
                           --------------------------

                                                                          ------
                                                                       Exhibit R

                    Form of Telereunion Cash Pledge Agreement
                    -----------------------------------------

                                                                          ------
                                                                       Exhibit S

                          Form of Consent and Agreement
                          -----------------------------

                                                                       Exhibit T

                        Form of Account Control Agreement
                        ---------------------------------

                                                                       Exhibit U

                    Form of Corporate Parts Pledge Agreement
                    ----------------------------------------

                                CREDIT AGREEMENT

                                  SCHEDULE 1.0

                                 Other Borrowers
                                 ---------------
Other  U.S.  Borrowers
----------------------

1)     Telereunion,  Inc.,  a  Delaware  corporation

2)     Telscape  USA,  Inc.,  a  Texas  corporation

3)     MSN  Communications,  Inc.,  a  California  corporation

4)     Interlink  Communications,  Inc.,  a  Delaware  corporation

5)     TSCP  International,  Inc.,  a  Texas  corporation

6)     DC  Communications,  Inc.,  a  Texas  corporation

7)     EnableCommerce.com,  a  Delaware  corporation

8) Pointe Communications Corporation, a Nevada corporation (formerly Charter Communications)

9) Pointe Communications Corporation, a Delaware corporation (a subsidiary of Pointe Communications Corporation, a Nevada corporation)

10) PointeCom Incorporated, a Delaware corporation (a subsidiary of the subsidiary Pointe Communications Corporation, a Delaware corporation)

11)    Galatel,  Inc.,  a  Georgia  corporation

12) International Digital Telecommunications Systems, Inc., a Florida corporation

13)    Rent-A-Line  Telephone  Company,  LLC,  a  Georgia  corporation

14)    Pointe  Local  Exchange  Company,  a  Georgia  corporation

15) Overlook Communications International, Inc., a North Carolina corporation

16)    Tops  Corporation,  a  Nevada  corporation

17)    Worldlink  Communications,  Inc.,  a  Georgia  corporation

18)    Phoenix  Datanet,  Inc.,  a  Texas  corporation

Other  Mexican  Borrowers
-------------------------

1)     Vextro  de  Mexico  S.A.  de  C.V.,  a  Mexican  corporation

2) Servicios Corporativos Telscape de Mexico, S.A. de C.V., a Mexican corporation

3) Telscape de Mexico, S.A. de C.V. (formerly Integracion de Redes, S.A. de C.V.), a Mexican corporation

4)     N.S.I.  S.A.  de  C.V.,  a  Mexican  corporation

5)     Lan  and  Wan  S.A.  de  C.V.,  a  Mexican  corporation

6)     MS  Noticias  y  Telecomunicaciones,  S.A. de C.V., a Mexican corporation

7)     Servicios  de  Comunicacion  Popular,  S.  de R.L., a Mexican corporation

8)     Enable  Commerce  de  Mexico,  S.A.  de  C.V.,  a  Mexican  corporation

9)     US  Charter  de  Mexico,  S.A.  de  C.V.,  a  Mexican  corporation

                                CREDIT AGREEMENT

                                  SCHEDULE 1.1

                                   Commitments
                                   -----------


                                                             Commitment
Lender                                                         Amount
------                                                         ------

GE Capital Corporation                                       $60,000,000

                                   SCHEDULE 3.2

                                 ADVERSE CHANGES

The financial projections and the financial condition of the Company have been negatively affected by the following events since June 30, 2000:

     (i) The Mexican network was expected to be complete and operational during the second quarter of 2000. however, due to delays in construction and interconnection with Telmex, the network became only partially operational during the third quarter and is not expected to be complete until the fourth quarter of 2000. This delay has had a significant impact on the gross margins earned in the prepaid calling card and the wholesale businesses.

     (ii) The completion of the Competitive Local Exchange Carrier network and marketing of such services was delayed by approximately one quarter due to delay in the completion of the build out and delay in the implementation of the Operating Support System necessary to provision customers.

     (iii) The non-CLEC one plus business in the United States was closed as a result of negative operating results.

Borrowers acknowledge that nothing in the disclosures in this Schedule 3.2 shall be deemed to alter the Borrowers' obligations under the Agreement, including specifically those of Holdings with respect to the covenants contained in
Article VII, or limit the Lenders' or Administrative Agent's rights and remedies under the Agreement.

                                  SCHEDULE 5.16

Additional  Conditions  Subsequent:

       Blocked  Account  Agreement  with
       Chase  Manhattan  Bank

       Blocked  Account  Agreement  with
       Summit  (?)  Bank

       Blocked  Account  Agreement  with
       Bank  of  America,  N.A.

       Pledge  of  shares  in  BCH  (?)

                                    EXHIBITS

Exhibit  A-1     Form  of  Note  for  the  U.S.  Borrowers

Exhibit  A-2     Form  of  Note  for  Eurodollar Loans for the Mexican Borrowers

Exhibit  A-3     Form  of  Note  for  ABR  Loans  for  the  Mexican  Borrowers

Exhibit  B-1     Form  of  Mexican  Telecommunications  Mortgage

Exhibit  B-2     Form  of  Mexican  Industrial  Mortgage

Exhibit  B-3     Form  of  SCT  Notice

Exhibit  C       Form  of  Security  Agreement

Exhibit  D       Form  of  Drawdown  Certificate

Exhibit  E-1     Form of Opinion of Wilmer, Cutler & Pickering, special New York counsel  to  the  Borrowers

Exhibit  E-2     Form  of  Opinion  of Gallastegui y Lozano, Mexican counsel for
                 Loan  Documents  to  the  Borrowers

Exhibit E-3      Form  of  Opinion  of  Gonzalez  Calvillo  y  Forastieri, S.C.,
                 Mexican counsel for Corporate Legal Opinions to  the  Borrowers

Exhibit  E-4     Form  of  Opinion  of  Gardere Wynne Sewell & Riggs, LLC, Texas
                 counsel  to Holdings, Telscape USA, Inc., TSCP International,
                 Inc., Telereunion, Inc.  and  Interlink  Communications,  Inc.

Exhibit  E-5     Form  of Opinion of Nida & Maloney, P.C., California counsel to
                 MSN  Communications,  Inc.  and  Interlink Communications, Inc.

Exhibit  E-6     Form  of  Opinion of Nowalsky, Bronston & Gothard, LLP, special
                 U.S.  telecommunications  regulatory  counsel  to  the  U.S.
                 Borrowers

Exhibit  E-7     Form  of  Opinion of Cushing, Morris & Armbruster, LLP, Florida
                 and  Georgia  Counsel  to  the  U.S.  Borrowers

Exhibit  E-8     Form  of  Opinion  of  Moore  & Van Allen, PLLC, North Carolina
                 Counsel  to  the  U.S.  Borrowers

Exhibit  E-9     Form  of  Opinion of Gordon & Siver, Nevada Counsel to the U.S.
                 Borrowers

Exhibit  F       Form  of  Assignment  and  Acceptance

Exhibit  G       Form  of  Pledge  Agreement

Exhibit  H       Form  of  Collateral  Agency  Agreement

Exhibit  I       Form  of  Stock  Pledge  Agreement

Exhibit  J       Form  of  Trademark  Security  Agreement

Exhibit  K       Form  of  Endorsement

Exhibit  L       Form  of  Collateral  Assignment  of  Lease

Exhibit  M      Form  of  Landlord  Consent

Exhibit  N      Form  of  Accession  Agreement

Exhibit  O      Form  of  Blocked  Account  Agreement

Exhibit  P      Form  of  Landlord's  Waiver  Agreement  (Mountain  View)

Exhibit  Q      Reserved

Exhibit  R      Reserved

Exhibit  S      Form  of  Consent  and  Agreement

Exhibit  T      Form  of  Account  Control  Agreement

Exhibit  U      Form  of  Corporate  Parts  Pledge  Agreement

                                    SCHEDULES

Schedule  1.0   Other  Borrowers

Schedule  1.1   Commitments

Schedule  3.2   Adverse  Changes

Schedule  3.3   Defaults  Under  Contractual  Obligations

Schedule  3.4   Other  Consents,  Permits  and  Authorizations

Schedule  3.6   Litigation

Schedule  3.8   Real  Property

Schedule  3.9   Intellectual  Property

Schedule  3.11  Taxes

Schedule  3.21A Permits, Authorizations, Approvals and Licenses Necessary in
                the  Conduct  of  its  Business  as  Currently  Conducted

Schedule 3.21 Permits, Authorizations, Approvals and Licenses Necessary to Construct the Network

Schedule  3.23  ERISA

Schedule  3.25  Jurisdiction  of Incorporation and Principal Executive Office

Schedule  3.27  Insurance

Schedule  3.28  Accounts

Schedule 4.1(x) Third  Party  Consents

Schedule  5.16  Conditions  Subsequent

Schedule 6.1(e) Easements,  Etc.

Schedule 6.1(f) Permitted  Liens

Schedule  6.6   Unrestricted  Obligations

Schedule  6.13  Indebtedness

Schedule  11.2  Notice  Addresses

                                        TABLE  OF  CONTENTS


                                                                                     PAGE
ARTICLE I        INTERPRETATION OF THIS AGREEMENT; DEFINITIONS . . . . . . . . . . . . 1

  Section 1.1    Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

  Section 1.2    Time Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

  Section 1.3    Accounting Terms and Determinations . . . . . . . . . . . . . . . . .24

  Section 1.4    Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

  Section 1.5    Schedules and Exhibits . . . . . . . . . . . . . . . . . . . . . . . 24

  Section 1.6    UCC Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

  Section 1.7    Administrative Agent's Discretion . . . . . . . . . . . . . . . . . .24

ARTICLE II       LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

  Section 2.1    Agreement to Lend . . . . . . . . . . . . . . . . . . . . . . . . . .24

  Section 2.2    Procedure for Borrowing . . . . . . . . . . . . . . . . . . . . . . .25

  Section 2.3    Commitment and Other Fees . . . . . . . . . . . . . . . . . . . . . .26

  Section 2.4    Termination or Reduction of Commitments . . . . . . . . . . . . . . .26

  Section 2.5    The Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26

  Section 2.6    Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

  Section 2.7    Amortization of Loans . . . . . . . . . . . . . . . . . . . . . . . .28

  Section 2.8    Optional and Mandatory Prepayments . . . . . . . . . . . . . . . . . 28

  Section 2.9    Interest Rates and Payment Dates . . . . . . . . . . . . . . . . . . 30

  Section 2.10   Computation of Interest and Fees . . . . . . . . . . . . . . . . . . 30

  Section 2.11   Inability to Determine Interest Rate . . . . . . . . . . . . . . . . 31

  Section 2.12   Pro Rata Treatment and Payments . . . . . . . . . . . . . . . . . . .31

  Section 2.13   Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

  Section 2.14   Requirements of Law . . . . . . . . . . . . . . . . . . . . . . . . .33

  Section 2.15   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34

  Section 2.16   Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

  Section 2.17   Change of Lending Office;  Filing of Certificates or Documents. . . .38

  Section 2.18   Replacement Lenders . . . . . . . . . . . . . . . . . . . . . . . . .38

ARTICLE III      REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . 39

  Section 3.1    Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . .39

  Section 3.2    No Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39

  Section 3.3    Existence; Compliance with Law and Agreements . . . . . . . . . . . .39


                                      -i-

                                        TABLE  OF  CONTENTS
                                            (CONTINUED)

                                                                                     PAGE

  Section 3.4    Power; Authorization; Enforceable Obligations . . . . . . . . . . . .39

  Section 3.5    No Legal Bar . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

  Section 3.6    No Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

  Section 3.7    No Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

  Section 3.8    Ownership of Property; Liens . . . . . . . . . . . . . . . . . . . . 41

  Section 3.9    Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . .41

  Section 3.10   No Burdensome Restrictions . . . . . . . . . . . . . . . . . . . . . 41

  Section 3.11   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

  Section 3.12   Federal Regulations . . . . . . . . . . . . . . . . . . . . . . . . .41

  Section 3.13   Availability and Transfer of Foreign Currency . . . . . . . . . . . .41

  Section 3.14   Investment Company Act; Other Regulations . . . . . . . . . . . . . .41

  Section 3.15   Purpose of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . 42

  Section 3.16   Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . .42

  Section 3.17   Mexican Security Documents . . . . . . . . . . . . . . . . . . . . . 42

  Section 3.18   True and Complete Disclosure . . . . . . . . . . . . . . . . . . . . 43

  Section 3.19   Submission to Law and Jurisdiction . . . . . . . . . . . . . . . . . 43

  Section 3.20   Supply Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . 43

  Section 3.21   Permits and Approvals . . . . . . . . . . . . . . . . . . . . . . . .43

  Section 3.22   U.S. Security Documents . . . . . . . . . . . . . . . . . . . . . . .43

  Section 3.23   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44

  Section 3.24   Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

  Section 3.25   Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

  Section 3.26   US Charter de Mexico, S.A. de C.V. . . . . . . . . . . . . . . . . . 44

  Section 3.27   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44

  Section 3.28   Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

  Section 3.29   Servicio Corporativos . . . . . . . . . . . . . . . . . . . . . . . .45

ARTICLE IV       CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . 45

  Section 4.1    Conditions to Initial Loans . . . . . . . . . . . . . . . . . . . . .45

  Section 4.2    Condition to Each Loan . . . . . . . . . . . . . . . . . . . . . . . 50

ARTICLE V        AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . .52

  Section 5.1    Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . 52

                                        TABLE  OF  CONTENTS
                                            (CONTINUED)

                                                                                     PAGE

  Section 5.2    Certificates; Other Information . . . . . . . . . . . . . . . . . . .53

  Section 5.3    Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . 54

  Section 5.4    Conduct of Business; Maintenance of Existence; Compliance with Laws .54

  Section 5.5    Maintenance of Property; Insurance . . . . . . . . . . . . . . . . . 54

  Section 5.6    Inspection of Property; Books and Records; Discussions . . . . . . . 54

  Section 5.7    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55

  Section 5.8    Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . 55

  Section 5.9    Maintenance of Liens of the Security Documents . . . . . . . . . . . 56

  Section 5.10   Pledge of After Acquired Property; Additional Borrowers . . . . . . .56

  Section 5.11   Maintenance of Permits and Approvals . . . . . . . . . . . . . . . . 57

  Section 5.12   Supply Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . 57

  Section 5.13   Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . .57

  Section 5.14   Political Risk Insurance. . . . . . . . . . . . . . . . . . . . . . .58

  Section 5.15   Vextro Permit. . . . . . . . . . . . . . . . . . . . . . . . . . . . 58

  Section 5.16   Conditions Subsequent. . . . . . . . . . . . . . . . . . . . . . . . 58

  Section 5.17   US Charter de Mexico, S.A. de C.V. . . . . . . . . . . . . . . . . . 58

ARTICLE VI       NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . 58

  Section 6.1    Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . .58

  Section 6.2    Limitation on Fundamental Changes . . . . . . . . . . . . . . . . . .59

  Section 6.3    Limitation on Investments, Loans and Advances . . . . . . . . . . . .60

  Section 6.4    Limitation on Optional Payments and Modifications
                 of Debt Instruments and other Obligations . . . . . . . . . . . . . .60

  Section 6.5    Limitation on Transactions with Affiliates . . . . . . . . . . . . . 61

  Section 6.6    Limitation of Restricted Payments . . . . . . . . . . . . . . . . . .61

  Section 6.7    Limitation on Changes in Fiscal Year . . . . . . . . . . . . . . . . 61

  Section 6.8    Limitation on Issuance of Capital Stock . . . . . . . . . . . . . . .61

  Section 6.8    Limitation on Issuance of Capital Stock TC "  Section 6.8
                 Limitation on Issuance of Capital Stock" \l "2". . . . . . . . . . . 61

  Section 6.9    Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . .62

  Section 6.10   Amendment of Material Contracts . . . . . . . . . . . . . . . . . . .62

  Section 6.11   Additional Bank Accounts . . . . . . . . . . . . . . . . . . . . . . 62


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  Section 6.12   Infrastructure Build Out . . . . . . . . . . . . . . . . . . . . . . 62

  Section 6.13   Limitation on Indebtedness . . . . . . . . . . . . . . . . . . . . . 62

  Section 6.14   Limitation on Sale of Collateral . . . . . . . . . . . . . . . . . . 62

ARTICLE VII      FINANCIAL CONDITION COVENANTS . . . . . . . . . . . . . . . . . . . .63

  Section 7.1    Ratio of Consolidated Total Debt to Total Capitalization . . . . . . 63

  Section 7.2    Maximum Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . . 63

  Section 7.3    Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . 63

  Section 7.4    Ratio of Consolidated EBITDA
                 to Consolidated Debt Service Obligations . . . . . . . . . . . . . . 64

  Section 7.5    Minimum Revenues . . . . . . . . . . . . . . . . . . . . . . . . . . 64

  Section 7.6    Minimum Consolidated EBITDA . . . . . . . . . . . . . . . . . . . . .64

  Section 7.7    Fixed Charge Coverage Ratio . . . . . . . . . . . . . . . . . . . . .65

ARTICLE VIII     SUBORDINATION; WAIVER . . . . . . . . . . . . . . . . . . . . . . . .65

  Section 8.1    Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . .65

  Section 8.2    Turnover of Improper Payments . . . . . . . . . . . . . . . . . . . .66

  Section 8.3    Obligations Absolute; Waivers. . . . . . . . . . . . . . . . . . . . 66

  Section 8.4    Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .68

  Section 8.5    Limitation on Actions . . . . . . . . . . . . . . . . . . . . . . . .68

  Section 8.6    Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .69

  Section 8.7    Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . .70

  Section 8.8    Understanding of Waivers . . . . . . . . . . . . . . . . . . . . . . 70

  Section 8.9    Unlimited Liability . . . . . . . . . . . . . . . . . . . . . . . . .70

ARTICLE IX       EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . .71

ARTICLE X        THE ADMINISTRATIVE AGENT . . . . . . . . . . . . . . . . . . . . . . 74

  Section 10.1   Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .74

  Section 10.2   Delegation of Duties . . . . . . . . . . . . . . . . . . . . . . . . 74

  Section 10.3   Exculpation Provisions . . . . . . . . . . . . . . . . . . . . . . . 74

  Section 10.4   Reliance by Administrative Agent . . . . . . . . . . . . . . . . . . 75

  Section 10.5   Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . .75

  Section 10.6   Non-Reliance on Administrative Agent and Other Lenders . . . . . . . 75

  Section 10.7   Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . .76


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  Section 10.8   Administrative Agent in Its Individual Capacity . . . . . . . . . . .76

  Section 10.9   Successor Administrative Agent . . . . . . . . . . . . . . . . . . . 76

ARTICLE XI       MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . .77

  Section 11.1   Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . 77

  Section 11.2   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .77

  Section 11.3   No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . . . . 78

  Section 11.4   Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78

  Section 11.5   Payment, Expenses and Taxes . . . . . . . . . . . . . . . . . . . . .78

  Section 11.6   Successors and Assigns; Participations and Assignments . . . . . . . 79

  Section 11.7   Adjustments; Set-off . . . . . . . . . . . . . . . . . . . . . . . . 81

  Section 11.8   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82

  Section 11.9   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82

  Section 11.10  Integration . . . . . . . . . . . . . . . . . . . . . . . . . . . . .82

  Section 11.11  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . .82

  Section 11.12  Submission to Jurisdiction; Waivers . . . . . . . . . . . . . . . . .82

  Section 11.13  Acknowledgements . . . . . . . . . . . . . . . . . . . . . . . . . . 84

  Section 11.14  Waivers of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . .84

  Section 11.15  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . .84

  Section 11.16  Judgment Currency . . . . . . . . . . . . . . . . . . . . . . . . . .84

  Section 11.17  Use of English Language . . . . . . . . . . . . . . . . . . . . . . .85

  Section 11.18  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
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